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                                                                   Exhibit 10.28

                           COMPAQ COMPUTER CORPORATION

                                    CORPORATE

                               PURCHASE AGREEMENT

                                      WITH


                      BROCADE COMMUNICATIONS SYSTEMS, INC.







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                           COMPAQ COMPUTER CORPORATION

                                    CORPORATE

                               PURCHASE AGREEMENT


This purchase agreement and all attachments and Exhibits (called the "Agreement") is made and entered into as of the 1st day of February, 2000, by Compaq Computer Corporation, a Delaware Corporation and its subsidiaries and affiliates collectively referred to a ("Buyer",) and Brocade Communication Systems, Inc. ("Seller") a Delaware Corporation; herein referred to collectively as the ("Parties"). The terms and conditions herein exclusively govern the purchase and sale of the Products, Spares and/or Services more fully described in Exhibits A and B ("Product Part Numbers, Descriptions, Unit prices and Lead-Times") and ("Spare Part Numbers, Descriptions, Unit Prices and Lead-Times") and in applicable specifications, attached hereto and incorporated herein by reference.

Notwithstanding anything to the contrary in this Agreement, this Agreement is [*] a [*] and [*] Buyer to [*] of Products but only establishes the terms and conditions [*] Buyer submits orders in accordance with this Agreement

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

     1.   DEFINITIONS

        In addition to terms defined elsewhere in this Agreement, capitalized terms used herein shall have the meanings set forth below:

        "AFFILIATE" means, with respect to Buyer, (a) any other legal entity controlling, controlled by, or under the common control with Buyer, and
        (b) any OEM subcontractor of Buyer (c) any subcontractor of Buyer. As used in this definition, the term "control" means the possession, directly or indirectly or the power to direct, or cause the direction of the management and policy of the controlled person.

        "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday, or holidays on which banks in the State of Texas are generally closed.


        "BUYER FURNISHED ITEMS" - may include components, tools and services identified in the applicable Exhibit ___ ("Buyer Furnished Items") which Buyer provides to Seller.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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        "BUYER PRODUCTS" - will mean those products manufactured, marketed, distributed and/or otherwise made available by Buyer to Buyer's customers, which include hardware and software proprietary to Buyer and/or Buyer's suppliers, including, without limitation, the Products acquired from Seller under this Agreement.

        "CHANGE ORDER" - will mean any written document or Order, including but not limited to standard industry Electronic, internet prepared and properly authorized by Buyer and expressly accepted by Seller to identify changes to a Purchase Order previously accepted by Seller for Products, Spares and/or Services. A Change Order issued shall contain the Purchase Order No. affected, a Change Order Number, a Change Order date signifying the effective date of the change(s). The Change Order may include changes that affect, but are not necessarily limited to (i) rescheduling item(s) Delivery Date(s), (ii) adding [*] item(s) in whole or in part, and/or (iii) changes to Buyer designated destination point(s).

        "DEFAULT" shall mean:

        (i) with respect to Buyer, (a) Buyer's failure to comply with any material provision of this Agreement or any Order issued hereunder, and, in the case of a breach which is capable of remedy, such failure continues unremedied for a period of [*] days of written notification of said breach; provided, delays in delivery shall be deemed incurable and not subject to the [*] day cure period herein; or (b) Buyer becomes insolvent, becomes subject to any bankruptcy proceeding, makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of such party's assets and such condition is not cured within [*] days; and

        (ii) with respect to Seller, (a) Seller's failure to comply with any material provision of this Agreement or any accepted Order issued hereunder, and in the case of a breach which is capable of remedy, fails to remedy same within [*] days of written notification of said breach;
        (b) Seller becomes insolvent, becomes subject to any bankruptcy proceeding or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of Seller's assets and such condition is not cured within thirty [*];
        (c) Seller assigns or attempts to assign, or subcontracts or attempts to subcontract, any or all of its rights or obligations under this Agreement or any Orders issued hereunder to a third party without Buyer's prior written approval, provided, however that Seller shall not be considered to be in Default in the event that Seller assigns, or subcontracts or attempts to subcontract, without consent from Buyer or notice to Buyer, any or all of its rights or obligations under this Agreement or any Orders issued hereunder to a successor-in-interest in connection with a merger, reorganization, acquisition, or sale of all or substantially all of Seller's assets.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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        "DEFECTIVE Products" shall mean Products, Spares and/or Services that do not conform to the Specifications or that contain any defect in material, workmanship or design.

        "DELIVERY DATE" - will mean; (i) the date stipulated on Buyer's Purchase Order for the delivery of the Products and/or Spares during normal business hours and days at the [*]; and (ii) the date stipulated on Buyer's Purchase Order for the performance of Services to be completed by Seller as specified within Buyer's Purchase Order.

        "ELECTRONIC INTERCHANGE" shall mean the transmission of data in an electronic format including but not limited Electronic Data Interchange, ("EDI") Electronic Funds Transfer, ("EFT"), Facsimile, Electronic Mail (email), World Wide Web ("WWW") and Electronic File Exchange of any of the transaction sets listed in Exhibit L, (Electronic Commerce Agreement), electronic Orders, credit card Orders, and internet Orders transmitted via the internet between the parties.

        "INFORMATION" shall mean confidential information, which might include but is not limited to business plans, forecasts, capacity, pricing and inventory levels.

        "LEAD-TIME" shall mean the period of time extending from the date the Purchase Order is received by Seller to the Seller delivery date for Products, Spares and/or Services. The lead-times for the Products, Spares and/or Services shall be set forth in Exhibits A and B ("Product Part Numbers, Descriptions, Unit prices and Lead-Times") and ("Spare Part Numbers, Descriptions, Unit Prices and Lead-Times") respectively, or as otherwise mutually agreed to in writing by the parties herein.

        "ORDER(S)" shall mean collectively any written Purchase Order; or electronic Purchase Order employing industry standard Electronic Commerce techniques; and internet orders employing the Internet and industry standard Ecommerce techniques that are properly authorized and issued by Buyer and expressly accepted by Seller for the purchase of Products, Spares and/or Services.

        "PROPRIETARY RIGHTS" - shall mean all current and future patents, mask works, copyrights, trade secrets, know-how and all other intellectual property rights, including all applications, continuations and registrations with respect thereto.

        "PURCHASE ORDER" - will mean a written document prepared by Buyer and expressly accepted by Seller to identify Products, Spares and/or Services to be furnished by Seller under the terms and conditions of this Agreement. Such Purchase Order shall contain, at a minimum: (i) Purchase Order Number, (ii) Purchase Order date, (iii) Purchase Order Item No. for each item ordered, (iv) quantity of each Product, Spares or Service ordered, (v) Buyer and/or Seller part number, (vi) revision designator for each Product/Spare, (vii) unit price of each item, (viii) Delivery Date of each item, and (ix) Buyer's designated destination point for each item.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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        "PRODUCTS" - will refer to goods that are either manufactured, distributed or otherwise made available from Seller to Buyer for acquisition by Buyer pursuant to the terms and conditions of this Agreement. The Products shall include the products described under Exhibit A ("Product Part Numbers, Descriptions, Unit Prices, and Lead-Times"), as may be amended from time to time.

        "RMA" - will mean a Return Material Authorization number assigned by Seller for a shipment of Products and/or Spares being returned by Buyer to Seller unless otherwise defined herein.

        "SERVICES" - will mean the services made available to Buyer by Seller, as described in Exhibit E attached hereto ("Services Addendum").

        "SOFTWARE" - will mean (i) the software which is a component of, or bundled with, the Products and Spares (whether in firmware or on magnetic, optical or other media) and (ii) the end user documentation for such software, including all updates and enhancements to such software and documentation. "Updates" as used herein will mean non-feature improvements, workarounds, bug-fixes, media replacements and/or maintenance corrections to the Software or hardware components of a Product. Enhancements as used herein will mean feature improvements, new functionality, improved performance, and any increase in value, however caused or arising.

        "SPARE(S)" - will mean any replacement parts/components, assemblies, or sub-assemblies for the Products. Such Spare Parts shall include, without limitation; the items described within the applicable Exhibit B ("Spare Part Numbers, Descriptions, Unit Prices and Lead-Times"), as may be amended from time to time.

        "SPECIFICATIONS" - may include as applicable (i) the specifications for the specific Product, Spare and/or Service set forth in Exhibit F ("Product, Spares and Repairs Specifications"); (ii) the specifications with regard to the specific Products, Spares and/or Services generally published by Seller; (iii) the General Quality Requirements set forth under Exhibit D, ("Quality Assurance") and (iv) the Product Agency And Regulatory Compliance Requirements set forth under Exhibit J. Specifications also include, but are not limited to, physical or operational performance parameters, characterization and/or attributes of the Products and Spares as identified elsewhere within this Agreement.

     2.   PRODUCT PURCHASES

        The terms and conditions contained in this Agreement shall govern the purchase and sale of Products, Spares and/or Services listed in a Products, Spares and/or Services Exhibit entered into from time to time by Buyer and Seller, which Exhibit shall be substantially in the form of Exhibits A and/or B ("Product Part Numbers, Descriptions, Unit prices and Lead-Times") and ("Spare Part Numbers, Descriptions, Unit Prices and Lead-Times") attached hereto.


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     3.   PRODUCT FORECASTS

          3.1 Buyer shall provide at a minimum, a monthly forecast of its intended purchases for a [*] month period. Such forecasts are for Seller's convenience only, and Seller hereby expressly acknowledges that such forecasts shall not create any liability whatsoever for Buyer, including but not limited to an obligation to purchase Products, Spares, unique or industry standard material.

          3.2 Seller agrees to review forecasts provided by Buyer and advise Buyer if Seller anticipates that Seller will be unable to achieve the requested volumes. Buyer volume forecasts will be provided to Seller in accordance with the terms and conditions of Exhibit C, ("Flexibility Agreement") contained herein. Seller may from time to time request Buyer to review Buyer's forecast and advise of any changes.

     4.   ORDERS

          4.1 Orders shall set forth the following items: quantity, price, delivery date, part number, and revision level.

          4.2 Seller shall accept any Order that materially conforms with the terms of this Agreement. Seller shall use commercially reasonable efforts to send written confirmation of such acceptance within [*] days after Seller's receipt of a written Order from Buyer subject to Terms referenced in Exhibit C.

          4.3 The parties hereby agree that prior to commencement of Electronic Commerce between the parties, Buyer and Seller shall execute an Electronic Commerce Trading Agreement listed in Exhibit L.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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          4.4       If Buyer issues an electronic Order, Seller shall
                    electronically "Verify" receipt of the electronic Order within [*] of the electronic Order transmission by Buyer. "Verify" or "Verification", as used herein shall mean Seller's determination of successful receipt, from electronic mailbox, of all necessary Order information and requirements, (e.g. quantity, price, delivery date, part number, and revision level), and notification to Buyer of both the receipt of the electronic Order from Buyer any discrepancies relating to the readability of such electronic Order. Seller shall return an electronic Order acknowledgment ("Electronic Transmission Acknowledgment") to Buyer within [*] following Verification. Seller shall be conclusively presumed to have accepted all electronic Orders issued by Buyer and verified received by Seller, unless Buyer is notified specifically, that Seller has not accepted a particular electronic Order. Such notification by Seller must take place within the said [*] day period from Buyer's electronic Order transmission.

          4.4.1 All electronic Orders, Verifications, and Electronic Transmission Acknowledgments and other related data electronically transmitted shall;

          4.4.1.1 reference and be subject to the terms and conditions of this Agreement, and

          4.4.1.2 contain information in a specified format in accordance with Buyer's policies, specifications and procedures regarding electronic data interchange information.

          4.5 No additional or different or conflicting provisions proposed by Seller in any oral, electronic or written acceptance, confirmation or acknowledgment shall apply unless expressly agreed to in writing by Buyer. Buyer hereby gives notice of its objection to any additional or different terms. No additional or conflicting provisions proposed by Buyer in any Order, or in any oral, written or electronic data interchange, confirmation, verification or acknowledgment, shall be binding on Seller unless as expressly agreed to in writing by Seller. Seller hereby gives notice of its objection to any additional or different or conflicting terms.

          4.6 Seller agrees that all of Buyer's Affiliates, wherever located, shall be entitled to make purchases under this Agreement. Seller agrees to sell to Buyer's Affiliates as notified to Seller in writing, and extend pricing, lead time and warranty terms from this agreement to such Affiliate upon credit approval.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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          4.7       The parties agree: i) the provision of the Uniform
                    Commercial Code Section 2-201 (Statute of Frauds) shall not apply to these Electronic Transmissions; ii) these Electronic Transmissions shall be deemed to satisfy any legal formalities requiring that agreements be in writing;
                    iii) computer maintained records when produced in hard copy form shall constitute business records and shall be admissible to the same extent as other generally recognized business records.

          4.8       BROCADE IS CURRENTLY UNABLE TO ACCEPT CREDIT CARD
                    TRANSACTIONS]

     5.   TERM OF AGREEMENT

        The initial term ("Term") of this Agreement shall be [*] years, commencing on the date of this Agreement (the "Effective Date"). This Agreement will be automatically renewed at the conclusion of the initial Term for a [*] month period unless one of the parties notifies the other party not less than [*] days prior to the end of such [*] year period that it does not intend to renew this Agreement. Such automatic renewal provision shall apply at the end of each subsequent [*] month period unless either party indicates, in accordance with the [*] day notice provision described in the preceding sentence, that renewal is not intended. This Agreement may terminate prior to the aforementioned stated term under the circumstances set forth in Section 15. Notwithstanding the foregoing, this Agreement shall remain in full force and effect and shall be applicable to any Order issued by Buyer to Seller during the term of this Agreement until all obligations under such Order have been fulfilled.

     6.   PRICING

          6.1 The prices for the Products, Spares and/or Services shall be established from time to time by the parties executing and delivering a ("Pricing Schedule") in the form set forth in Exhibits A and/or B, ("Product Part Numbers, Descriptions, Unit Prices and Lead-Times") and ("Spare Part Numbers, Descriptions, Unit Prices and Lead-Times"). The Product prices (the "Prices") set forth in any Pricing Schedule shall be fixed for the period set forth therein.

          6.2 The Prices shall include all direct, indirect and incidental charges relating to the sale and delivery of the Products, Spares and/or Services to Buyer including, without limitation, packaging pursuant to the attached specification, packing and crating,storage, forwarding agent and brokerage fees, insurance costs, freight shipping charges, and document fees.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the
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          6.3       Notwithstanding the above, Seller agrees to sell the
                    Products to Buyer at [*] to the [*] by Seller to a [*] the Products under an agreement with [*] and [*] to those in this Agreement. The [*] and [*] are [*] to, or [*] those [*] by Seller [*]. If at any time during the term of this Agreement, Seller [*] the Products to a [*] at a [*] that [*] Buyer under an agreement with [*] and [*] to those in this Agreement, Seller shall promptly notify Buyer in writing and Buyer shall then have the [*] to [*] from Seller at the [*] to such [*].

          6.4 Upon reasonable prior notice, Buyer shall have the right, exercisable not more than once every [*] months, to appoint, at Buyer's expense, an [*] firm reasonably acceptable to Seller to [*], during Seller's normal business hours Seller's [*] and [*] to the [*] of the [*] and/or [*], subject to such [*] of a mutually agreeable confidentiality agreement. In the event Seller [*] Products, Spares and/or Services in accordance with this Section 6, Buyer shall be entitled to (a) with respect to any Product, Spare and/or Service that Buyer has received, but has [*], a [*] in the [*] and (b) with respect to any Product, Spare and/or Service [*] an [*].

          6.5 Seller shall use [*] efforts to maintain a [*] program and to ensure that the [*] are [*] at all times. If Buyer does not consider the Prices aggressive and competitive, Buyer shall have the right, at any time and from time to time, to request an immediate meeting with Seller, and if a [*] is mutually agreed upon by the parties, Seller shall use [*] efforts to amend the Subject Terms to comply with this
                    Section 6 by entering into a new [*] Schedule.

          6.6 Seller shall deliver Products to Buyer on the date (the "On-dock Date") and to the location (the "Specified Location") specified in the related Order. If Seller anticipates or becomes aware that it will not supply the Products on the due-on-dock delivery date acknowledged by Seller for any reason, Seller shall proactively notify Buyer immediately after Seller has knowledge of the situation. The notification may be communicated by facsimile, telephone, electronic mail, or any other method agreed to by the parties, provided that Seller shall obtain Buyer's actual acknowledgment of the notice of anticipated delay. Seller and Buyer will jointly develop alternatives to resolve any late delivery of the Products, including use of premium routing [*]. Seller will develop recovery plans with new committed due-on-dock dates and communicate such plans to Buyer within [*] business day of missed shipments.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the
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          6.7       The terms governing all Products, Spares and/or Services
                    received by Buyer will be interpreted in accordance with the International Chamber of Commerce Incoterms 1990 Edition. All N. American requirements for Products or Spares shall be shipped F.O.B. [*] N. American location. Unless otherwise mutually agreed, all Product and Spares received by Buyer at any [*] will be received as [*], Incoterms 1990 Edition. Once minimum volume run-rates are realized, Seller will implement up to [*] buffer stock in hub(s), and [*] inventory at seller's location of choice. Unless otherwise expressly agreed to in writing by Seller, title and risk of loss of Products shall pass to Buyer upon receipt of goods by Buyer from [*].

          6.8 If Seller delivers Products, Spares and/or Services in more than [*] Business Day advance of the On-dock Date therefor, Buyer may, at its option, either (i) return such Products, Spares and/or Services to Seller at Seller's risk and expense, including but not limited to any transportation, import, or export related expenses or duties, (in which case Seller, at its expense, shall redeliver such Products or Spares to Buyer on the correct On-dock Date therefor) or
                    (ii) retain such Products or Spares and make [*] on the date [*] would have been [*] based on the [*] On-dock Date therefor.

          6.9 Changes to delivery dates may only be made by Buyer's authorized purchasing representatives, as specified by Buyer. Buyer may, [*], issue Change Orders for Products or Spares quantities and schedule dates in accordance with the flexibility agreement attached as an Exhibit C hereto (the "Flexibility Agreement"). All Change Orders must be provided in writing by confirmed facsimile or email.

          6.10 In the event that Products or Spares scheduled for delivery are more than [*] Business Day late, Buyer may (i) at its request, require Seller, [*], to ship and deliver such Products or Spares via a different mode of transportation or
                    (ii) pursue [*] available to Buyer, [*] or in [*], consistent with the terms of this Agreement.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the
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          6.11      Buyer may measure Seller's On Time Delivery performance
                    against commitments for the purpose of establishing Seller's rate of On Time Delivery, Lead-Time and cycle time improvement against requirements of this Agreement. Unless otherwise agreed to by the parties, On Time Delivery shall mean delivery of scheduled Products no more than [*] days early and [*] days late. Lead-Times for all Products, Spares and/or Services ordered hereunder shall not exceed that listed in Exhibit A and/or B, ("Product Part Numbers, Descriptions, Unit prices and Lead-Times") and ("Spare Part Numbers, Descriptions, Unit Prices and Lead-Times") attached hereto.

     7.   PACKING, MARKING, AND SHIPPING INSTRUCTIONS

          7.1 Seller shall prepare and pack all Products and Spares in accordance with the specifications identified in Exhibit K or as mutually agreed to in writing.

          7.2 Seller shall mark, or cause to be marked, each shipping container to adequately show Buyer's Order number, part number, revision level, and quantity contained therein. Packing list may be placed outside the box

     8.   QUALITY

          8.1 Seller shall ensure that all Products, Spares and/or Services conform to the Specifications, drawings, samples, revision levels and other descriptions designated in the Product Schedule for such Products, Spares and/or Services. The Specifications shall include any labeling requirements as detailed in the Project Schedule or in Exhibit I.

          8.2 Seller shall establish and/or maintain a quality improvement plan acceptable to Buyer. Seller's initial Quality Plan is attached to this Agreement as an Exhibit D, Appendix 2 (the "Quality Plan") and shall not be amended without Buyer's prior written consent.

          8.3 Upon reasonable notice, Buyer shall be entitled to visit and inspect Seller's facility sites during normal business hours and Seller shall cooperate to facilitate such visits. Seller authorizes and agrees to assist Buyer in performing sourcing inspection and quality assurance reviews and or certifications at Seller's manufacturing facilities and/or its subcontractors or authorized agents. Buyer's inspections shall in no way relieve Seller of its obligation to deliver conforming Products, Spares and/or Services or waive Buyer's right of inspection and acceptance at the time the Products and Spares are delivered, nor does said right of inspection waiver any rights under the warranty provisions.

* Certain information on this page has been omitted and filed separately with
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          8.4       At Buyer's request, Seller shall provide Buyer with relevant inspection, quality, and reliability data.

     9.   CHANGES

          9.1 Buyer may from time to time request a change in the Specifications for the Products, Spares and/or Services, and Seller shall commercially reasonable efforts to evaluate and respond in writing to such change request within [*] business days. If Buyer's changes result in a material change in Seller's costs or in the time for performance, Seller and Buyer shall negotiate in good faith such adjustments as the parties deem appropriate to address such changes.

          9.2 Except for Mandatory Engineering Changes (as defined below), no changes shall be made by Seller in the form, fit, or the function of the Product or Spares to be purchased hereunder without Buyer's prior written approval. Seller agrees to use commercially reasonable efforts to (i) provide [*] days notice to Buyer of any changes to form, fit, function, [*], or [*] for the Products or Spares, and (ii) ensure that such changes do not compromise specifications, quality, or reliability of Products ordered by Buyer. Buyer shall review any proposed change within [*] business days of such notice and provide Seller with written approval of such proposed change or request samples which incorporate the proposed change. In the event samples are requested, Buyer will have an additional [*] business days to accept or reject in writing the proposed changes. In the event Buyer fails to respond in writing within the applicable period, the proposed change will be deemed accepted by Buyer.

* Certain information on this page has been omitted and filed separately with
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          9.3       Seller shall provide notice to Buyer within [*] business
                    days of becoming aware of the need to make any Mandatory Engineering Changes to Buyer in "Mandatory Engineering Change" as used herein shall mean any mechanical, electrical firmware or other change which is necessary to (i) the Products or Spares previously furnished, (ii) Product(s) or Spares to be furnished to Buyer by Seller, to Products or Spares meet the specifications outlined in Exhibit F, reliability, safety, agreed to in Exhibit F and/or to insure continuity of supply. Seller shall promptly make the Mandatory Engineering Change at no charge to Buyer for Products and Spares not yet shipped to Buyer. If the Mandatory Engineering Change is applicable to previously delivered Products and Spares to conform to the applicable revised specifications, the change shall be supplied in the form of a mandatory field exchange kit ("Field Kit") at no charge to Buyer. Buyer may (i) exchange the Field Kit itself, and either [*] for, or [*], which will include Buyer's [*] for doing so; (ii) return the affected Products and Spares to Seller, FOB [*], and Seller will make the change at no cost to Buyer, or (iii) a combination of (i) or
                    (ii) as stated within this Section.

     10.  INSPECTION AND ACCEPTANCE

          10.1 Products, Spares and/or Services purchased or to be purchased pursuant to this Agreement shall be subject to inspection and test by Buyer at all times (including during the period of manufacture or development) and places (including Seller's facilities or Seller's subcontractor facilities). Unless otherwise specified in the Order, final inspection and acceptance of Products, Spares and/or Services by Buyer shall be at Buyer's facilities. Buyer reserves the right to reject Defective Products discovered after [*] days of the date of delivery. Products which have not been accepted or rejected in writing by Buyer within [*] days of the date of [*] will be deemed accepted by Buyer. The remedy for Defective Products discovered after [*] days shall be as set forth under the terms of Section 11 "Warranty".

          10.2 If Buyer returns Defective Products to Seller for correction, credit or replacement, Seller shall repair or replace same within [*] business days of receipt thereof. Seller shall bear [*] risk and [*] associated with replacing or repairing verified Defective Products and [*] Seller agrees to provide failure verification of Defective Products within [*] business days after receipt thereof and failure analysis within an additional [*] business days. Seller will also provide Buyer with a written corrective action report addressing the steps that will be taken to eliminate the recurrence of the problem, and will use commercially best efforts to implement the actions addressed in such report.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the
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                                       12

          10.3 Seller shall reimburse Buyer for the out-of-pocket costs for any special inspection measures deemed necessary by mutual agreement.

     11.  WARRANTY

          11.1 Seller hereby warrants (a) that for [*] months from the date of shipment of Products and/or Spares by Buyer that all Products and/or Spares shall conform to applicable specifications drawings, samples, and descriptions referred to in this Agreement. Seller further represents and warrants that Products and/or Spares purchased hereunder shall (i) vest in Buyer good and valid title to such Products or Spares free and clear of all liens, security interests, encumbrances, burdens and other claims, and (ii) that Products or Spares do not infringe any U.S. patent issued as of the Effective Date, copyright or trade secret of any third party. The warranty for replaced or repaired Products or Spares shall be the remainder of the original Products and Spares warranty or [*] days, whichever is longer.

          11.2 Upon discovery of a Defective Product during the warranty period, Buyer shall promptly notify Seller in writing of such Defective Product, including a detailed description of the applicable defect, and promptly return such Defective Product to Seller's facility. Seller will, at its option, repair or replace the Defective Product, or credit an amount equal to the [*], whichever is lower, for such Defective Product. Seller shall bear all costs related to the replacement or repair of Defective Product, including the costs of the relevant turn-around shipment. Buyer shall use commercially reasonable efforts to ensure that all Products to be returned to Seller are verified to be defective. In the event that Product(s) returned to Seller as defective are determined to be No-Trouble-Found (NTF), Seller shall return the Product to Buyer. In the event that NTF's exceed [*] of the total returns over a [*] day period, Buyer may subject to the NTF charge as listed in Exhibit E. THE REMEDIES SET FORTH IN THIS SECTION 11.2 SHALL BE BUYER'S SOLE AND EXCLUSIVE REMEDIES IN THE EVENT OF A BREACH OF THE LIMITED WARRANTIES SET FORTH IN SECTION 11.1(A).

          11.3 As further provided in Section 31.10, IN NO EVENT WILL [*] BE RESPONSIBLE TO THE OTHER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS WARRANTY. HOWEVER, NOTHING HEREIN SHALL BE DEEMED AN ASSUMPTION BY EITHER PARTY OF LIABILITY THAT THE OTHER PARTY HAS IN CONTRACT OR AT LAW, WITH REGARD TO ANY THIRD-PARTY CLAIMS.

* Certain information on this page has been omitted and filed separately with
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omitted portions.

          11.4 Seller warrants that Seller has not previously or otherwise granted any rights to any third party which conflict with the rights granted herein; as of the Effective Date, to Seller's knowledge, there is no litigation, arbitration, or other pending proceeding, pending or threatened with regard to Seller before any court or any other governmental or administrative agency that would interfere with Seller's ability to provide the Products or Spares to Buyer under the terms of this Agreement; that, as of the Effective Date, no judgment, order, injunction or decree of any court or any other governmental or administrative agency regarding Products, Spares and/or Services have been entered against or served upon Seller; and that Seller has the full power and authority to enter into this Agreement, to carry out Seller's obligation, as set forth herein and grant the rights granted herein.

          11.5 Seller represents and warrants that all Products, Spares and/or Services provided to Buyer under this Agreement including own operating and manufacturing systems ("Systems") used in support of providing Products, Spares and/or Services to Buyer will operate accurately in the manner in which they are intended as it relates to date related operations when given a valid date containing century, year, month and day, including, but not limited to, the following specific performance features: (i) the Products, Spares and Systems must accurately calculate and execute dates using a four digit year; (ii) the Products, Spares and Systems' functionality (on-line and batch), including but not limited to entry, inquiry, maintenance and update, must accurately support and execute four digit year processing; (iii) the Products, Spares and Systems' interfaces and reports must accurately support and execute four digit processing; (iv) the Products, Spares and Systems shall accurately execute the translations into the year 2000 with the correct system date (e.g., 1/1/2000) without human intervention; (v) the Products, Spares and Systems must accurately process with a four digit year after transition to and beyond the year 2000, including accurate calculations of leap year, without human interventions; and (vi) the Products, Spares and Systems must accurately provide results in forward and backward date calculation spanning century boundaries, and shall accurately convert years previously stored as two digits to four digits. The foregoing representations and warranties shall not apply to the extent that any such failure arises from any third party software and/or firmware. In the event of any breach by Seller of the foregoing representations and warranties, Seller shall, upon receipt of written notice from Buyer and at Seller's sole option, either: (i) use commercially

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                                       14
                    reasonable efforts to promptly correct any such nonconformance in the affected Products, Spares and/or Systems; or (ii) [*] by Buyer to Seller for such Products, Spares and/or Systems. THE FOREGOING REMEDIES SHALL BE BUYER'S SOLE AND EXCLUSIVE REMEDIES FOR ANY BREACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 11.5.

          11.6 Software Warranty/Maintenance Seller warrants the Product base Fabric OS and optional features (i.e. WebTools, Zoning, etc) for a period of [*] days. Remedial fixes and [*] are provided during this warranty period.

          New functionality may be provided as a new optional feature to enhance the functionality provided by the Product (i.e. Remote Fabrics). Seller [*] new license keys to enable these features (i.e. Webtools, Zoning, SES etc, users need to purchase a license key to enable new features.)


     12.  OUT OF WARRANTY REPAIRS AND SPARES AVAILABILITY

          12.1 Seller agrees to refurbish to a mutually agreed "minimum acceptance level" any Products and Spares no longer covered by the express warranties set forth elsewhere in this Agreement (an "Out of Warranty Product") at the refurbishment prices and according to the terms set forth in Exhibit B ("Spare Part Numbers, Descriptions, Unit Prices and Lead-Times") attached hereto.

          12.2 In addition, Seller shall make available for purchase by Buyer replacement and repair Spares for Products in accordance with the terms set forth in the applicable Exhibit B attached hereto.

* Certain information on this page has been omitted and filed separately with
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                                       15

     13.  TERM OF AVAILABILITY

          13.1 In consideration for Buyer's purchase of any Products or Spares hereunder, Seller grants to Buyer the option to purchase replacement Products and Spares at the last revision level purchased under this Agreement for the period [*] after Seller's formal "End of Life" or "EOL" notification during the term of this Agreement (or the Agreement's termination, as applicable), or for as long as said Products or Spares is made available to any of Seller's other customers, whichever is the later. Buyer shall use commercially reasonable efforts to provide Seller with a forecast for Buyer's anticipated purchases of Products and related Spares for each Product within [*] days of the date of "EOL" notification or the termination of this Agreement, as applicable, and Seller shall make commercially reasonable efforts, to provide Product or Spares in excess of such a forecast.

          13.2 Thereafter, Seller may discontinue availability of Products or Spares by giving Buyer [*] months prior written notice, provided that, at Buyer's option, Seller shall sell Buyer, pursuant to a last time Purchase Order for each Product placed by Buyer prior to the expiration of such [*] month period sufficient quantities of Products and/or Spares [*] necessary. Such last time purchase order shall be a non-cancellable order and delivery must be scheduled to occur within the above [*] month window. Seller shall use reasonable efforts to delay [*] for the Products until Seller deems necessary to meet Buyer's requested deliveries. Should Buyer not require all of Product on such final order, Seller shall make commercially reasonable efforts to [*] and [*] for Buyer. Buyer shall pay all reasonable documented costs including, but not limited to material, labor, overhead as charged to Seller by Seller's subcontract manufacturer, and reasonable profit margin. Such cost liability shall be no more than the purchase price for the Products.

          13.3 The parties shall negotiate in good faith the Terms and Conditions of the purchase set forth in Sections 13.1. and
                    13.2 above. However, in no event shall the [*] for Products or Spares, or any other charges related to Buyer's exercise of its rights in Section 13.2 above, [*] then [*] to Seller's other customers for [*] of Products or Spares.

* Certain information on this page has been omitted and filed separately with
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                                       16

     14.  PAYMENT

          14.1 Buyer shall make payment in full for the purchase price of all Products, Spares and/or Services purchased hereunder (other than items disputed by Buyer in good faith) and received by Buyer on or before the [*] day after the date of Seller's invoice; provided, Seller's invoice shall not be dated earlier than the shipment date of Products covered thereby.

          14.2 Unless otherwise specified in an Exhibit or otherwise agreed to in writing by the parties, payment shall be made in U.S. dollars.

     15.  TERMINATION

          15.1 Either party (the "Non-Defaulting Party") may terminate this Agreement and/or any Order issued hereunder at any time by written notice to the other party (the "Defaulting Party") upon the occurrence of a Default by the Defaulting Party This Agreement shall terminate on the date of such written notice (the "Termination Date").

          15.2 Upon termination by Seller of this Agreement and/or any Order due to Buyer's Default or upon termination by Buyer for reasons other than Seller's Default, Buyer's liability shall be to purchase the Products and Spares in accordance with Exhibit C and any and all Products and Spares that Buyer has received and had not previously paid for. Notwithstanding the foregoing, Seller may exercise any other remedies available to Seller at law or in equity.

          15.3 Upon termination by Buyer of this Agreement and/or any Order due to Seller's Default, Buyer may, at its option, (i) return Defective Products to Seller, [*] , (ii) return Defective Products to Seller for Seller's correction or replacement or (iii) [*] any [*] as Buyer may have [*] or [*] that are consistent with the other provisions of this Agreement. Products or Spares required to be corrected or replaced shall be subject to the same inspection and acceptance provisions of this Agreement as Products or Spares originally delivered under any Order.

     16.  FORCE MAJEURE

          16.1 Neither party shall be liable for its failure to perform any of its obligations hereunder during any period in which performance is delayed by fire, flood, war, embargo, riot or an unforeseeable intervention of any government authority that causes complete business interruption ("Force Majeure"), provided that the party suffering such delay immediately notifies the other party of the delay.

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                                       17

          16.2 If, however, either party's (the "Delayed Party") performance is delayed for reasons set forth above for a cumulative period of [*] days or more, the other party, notwithstanding any other provision of this Agreement to the contrary, may terminate this Agreement and/or any Order issued hereunder by [*] to the Delayed Party. In the event of such termination by either party, Buyer's [*] hereunder shall be for the [*] to Seller of [*] and owing for Products or Spares previously delivered by Seller and accepted by Buyer or on order as of the date of termination pursuant to the Flexibility Model in Exhibit C. In the event the parties do not [*] and/or [*] due to a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure.

     17.  NOTICES

        Any notice given under this Agreement shall be written or sent by telex or facsimile. Written notice shall be sent by registered mail or certified mail, postage prepaid, return receipt requested, or by any other overnight delivery service which delivers to the noticed destination, and provides proof of delivery to the sender. Any telex or facsimile notice must be followed within three (3) days by written notice. All notices shall be effective when first received at the following addresses:

        If to Seller:                             If to Buyer:

        CFO                                       Corporate Commodity Manager
        ------------------------------------                                 --------------------
        Brocade Communications                    Compaq Computer Systems
        ------------------------------------                             ------------------------
        1901 Guadalupe Pkwy                       20555 SH 249
        ------------------------------------                   ----------------------------------
        San Jose, CA 95131                        Houston, TX 77269-2000
        ------------------------------------                             ------------------------

        with copies to:                           with copies to;

        Compaq Sales Executive
        ------------------------------------      ------------------------------------------------
        Brocade Communications Systems
        ------------------------------------      ------------------------------------------------
        1901 Guadalupe Parkway
        ------------------------------------      ------------------------------------------------
        San Jose, CA 95131
        ------------------------------------      ------------------------------------------------


* Certain information on this page has been omitted and filed separately with
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                                       18

     18.  COMPLIANCE WITH LAWS

          18.1 All Products or Spares supplied and work performed under this Agreement shall comply with all applicable United States and foreign laws and regulations including, but not limited to, emission and safety standards, the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.), the Fair Labor Standards Act of 1938 (29 U.S.C. Sections 201-219), the Toxic Substance Control Act of 1976 (15 U.S.C.
                    Section 2601), all laws restraining the use of convict labor, and Worker's Compensation Laws. Upon request, Seller agrees to certify compliance with any applicable law or regulations. Seller's failure to comply with any of the requirements of this Section may result in a material breach of this Agreement.

          18.2 The following provisions and clauses of the Federal Acquisition Regulation (FAR), 48 CFR Chapter 1, are hereby incorporated by reference, with the same force and effect as if they were given in full text and are hereby made binding upon the subcontractor or vendor, if applicable. Where the clauses or provisions say "Contractor", substitute "subcontractor or vendor."

                   1) Nonexempt Subcontracts and Purchase Orders over $2,500:
                   52.222-36 Affirmative Action for Handicapped Workers (APR
                   1984)

                   2) Nonexempt Subcontracts and Purchase Orders over $10,000 or subcontracts and Purchase Orders the aggregate value of which in any twelve month period exceeds or can be expected to exceed $10,000: 52.222-26 Equal Opportunity (APR 1984)

                   3) Nonexempt Subcontracts and Purchase Orders over $10,000:
                   55.222-21 Certification of Nonsegregated Facilities (APR
                   1984) 52.222-35 Affirmative Action for Special Disabled and Vietnam Era Veterans (APR 1984)

          18.3 This Agreement is subject to all applicable United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations.

          18.4 The 1980 United Nations Convention on contracts for the international sale of goods shall not apply to this Agreement or any Order issued under this Agreement.

          18.5 Seller agrees to comply with all terms and conditions of the Compaq Supplier Compliance Policy, attached as Exhibit G hereto.

          18.6 In the event that Buyer licenses any Software to the U.S. Government, Buyer shall identify such Software to the Government as "commercial computer software" developed exclusively at private expense, and in accordance with FAR
                    Section 12.212
                    or Defense FAR Supplement Section 227-7202, as applicable. Buyer shall license the Software to the Government in accordance with the terms of the Alliance Master Agreement dated April 16, 1999.

     19.  INDEMNITY AND REMEDIES

          19.1 Seller shall indemnify, defend and hold harmless Buyer and its Affiliates and their respective directors, officers, shareholders, employees and agents ("Buyer Indemnified Parties") from and against any and all claims, demands, suits, actions, judgments, costs and liabilities (including attorneys' fees) (each, an "Indemnified Loss"), relating to or arising out of any allegation that Products or Spares furnished under this Agreement infringe or violate any U.S. patent issued as of the Effective Date, copyright or trade secret of any third party and shall pay all costs and damages awarded; provided, the foregoing indemnity shall not apply to the extent any such claim is attributable solely to design specifications furnished by Buyer to Seller. If an injunction or exclusion order preventing the use, sale, lease license, or other distribution of the Products or Spares of any part thereof of the Products or Spares results from such a claim (or, if Buyer [*] such an injunction is [*]) Seller shall, at its expense, and at Buyer's request, use commercially reasonable efforts to [*] for Buyer the [*] to [*] the Products or Spares. In the event that Seller cannot [*] for Buyer, Seller shall be deemed to have breached its warranty set forth in Section 11.1 and thereupon Seller shall [*] all such Products and Spares from Buyer at the [*]. The foregoing indemnity obligation shall not extend to any claims of infringement arising out of or related to (i) a modification of the Products and/or Spares by anyone other than Seller without Seller's prior written consent; (ii) a combination of the Products and/or Spares with any third party software or hardware where such combination is the cause of such infringement; (iii) the use of a version of Software other than the then-current version if infringement would have been avoided with the use of the then-current version; and (iv) any design specifications provided by Buyer to Seller. The foregoing sets forth Buyer's sole and exclusive remedy with respect to claims of infringement of third party intellectual property rights of any kind.

          19.2 Seller shall defend, indemnify and hold Buyer, its officers, directors, agents and employees harmless from and against any and all claims, [*], expenses (including reasonable attorney's fees), [*], or judgments ("Claims") which are caused by Seller and result from or arise out of:

          19.2.1 The [*] of Seller's agents, employees or subcontractors (Personnel), or equipment [*] of Buyer or its customers; or

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                                       20

          19.2.2 The [*] by Seller or its Personnel of any [*] for or on behalf of Buyer; or

          19.2.3    The [*] or [*] of Seller or its Personnel; or

          19.2.4 The use by Seller or its Personnel of [*] or [*] whether or not any [*] are [*] upon the [*] of such [*] or Buyer's, its agents', or employees' [*] in permitting its use. Permission by Buyer to use any such [*] shall be gratuitous.

          19.2.5    The use of any [*] and/or [*].

          19.3 Buyer shall defend, indemnify and hold Seller, its officers, directors, agents and employees harmless from and against any and all Claims which result from or arise out of any design specifications provided by Buyer to Seller.

          19.4 In the event one party (the "Indemnifying Party") is obligated to indemnify the other party (the "Indemnified Party") under this Agreement, this obligation is contingent upon the Indemnified Party providing the Indemnifying Party with prompt written notice of any claim for which indemnification is required, tender the defense of any such claim to the Indemnifying Party, provide full cooperation for such defense at the Indemnifying Party's expense. The Indemnified Party shall not settle a claim without the Indemnifying Party's prior written approval. The Indemnified Party may participate in any such defense or settlement with counsel of its own choosing at its expense.

          19.5 Except as otherwise provided in this Agreement, upon the occurrence of a Default by a party hereto the other party shall be entitled to exercise such rights and remedies as are available at law or in equity

          19.6 [*] SHALL BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND UNLIQUIDATED INVENTORY). INDIRECT, SPECIAL OR PUNITIVE DAMAGES EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES EXCEPT (I) IN CONNECTION WITH A BREACH OF THE [*] SET FORTH IN THIS AGREEMENT AND (II) TO THE EXTENT ANY SUCH DAMAGES ARE A PART OF AN [*] AGAINST WHICH BUYER IS ENTITLED TO BE [*] PURSUANT TO THE OTHER PROVISIONS OF THIS SECTION 19.

        * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     20.  TRADEMARKS; LOGOS

        Seller is authorized to use the Compaq logo and trademark only to the extent necessary to meet the required specification for the Products. No other rights with respect to Buyer's trademarks, trade names or brand names are conferred, either expressly or by implication, upon Seller.

     21.  GRATUITIES

        Each party represents that it has not offered nor given and will not (i) offer nor give any employee, agent, or representative of the other party any gratuity, or (ii) influence such person's normal job responsibilities in any way with a view toward securing any business from the other party or influencing such person with respect to the business between the parties.

     22.  INSURANCE

          22.1 Seller shall maintain such minimum insurance coverage as listed below.

          22.2 Seller agrees to carry at all times and with financially reputable companies insurance of the kinds and in the amounts listed below:

                    a. WORKER'S COMPENSATION Statutory limits in each state in which Supplier is required to provide Worker's Compensation coverage including "All States" and Voluntary Compensation" endorsement;

                    b. EMPLOYER'S LIABILITY -- with limits not less than [*]
                       Bodily Injury Each Accident; [*] Disease - Policy Limit, [*] Disease - Each Employee;

                    c. COMPREHENSIVE GENERAL LIABILITY for Bodily Injury and
                       Property Damage - including Premises/Operations, Products/Completed Operations, Contractual Liability, Independent Contractor's Liability, Broad Form Property Damage, Personal/Advertising Injury with a limit of not less than [*] per occurrence and [*] in the annual aggregate;

                    d. AUTOMOBILE LIABILITY For owned, non-owned, leased and
                       hired vehicles with a combined single limit of not less than [*] for Bodily Injury and Property Damage;

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                                       22

                    e. EXCESS/UMBRELLA LIABILITY [*] following form over
                       underlying liability coverages;

                    f. Insuring loss of or damage to goods, tools, equipment
                       owned by Compaq Computer Corporation, to the attention of the Corporate Risk Management Department, indicating that the insurance policies of the kind and limits listed above are in effect for the full term of the Agreement. Such Certificates of Insurance shall be kept current and on file with Corporate Risk Management until the conclusion of the term of this Agreement;

                    g. LEGAL LIABILITY insuring loss or damage to goods,
                       tools and equipment in Seller's care, custody and control with a limit of not less than [*] per occurrence. Any claims that occur shall be deemed to be valued at full replacement cost (dealer sales cost).

     23.  CONFIDENTIAL INFORMATION

          23.1 The parties hereto will keep the terms of this Agreement confidential and will not disclose such terms to any third party except: (i) with the prior written consent of the other party; (ii) as may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such manners; (iii) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions; or (iv) to the extent disclosed in any mutually agreed press release.

          23.2 "Confidential Information" means all non-public information that the party disclosing the information (the "Disclosing Party") designates at the time of disclosure as being confidential, or if disclosed orally or visually is identified as such prior to disclosure and summarized, in writing, by the Disclosing Party to the receiving party (the "Recipient") within [*] days, or which, under the circumstances surrounding disclosure, the Recipient knows or has reason to know should be treated as confidential without the need to be marked as "confidential", including without limitation, the terms and conditions of this Agreement, and information regarding either party's financial condition, business opportunities, plans for development of future products or new versions of existing products, know-how, technology or customers.

* Certain information on this page has been omitted and filed separately with
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                                       23

          23.3 A party receiving Confidential Information agrees (a) that it shall use the same degree of care and means that it utilizes to protect its own information of a similar nature, but in any event not less than reasonable care and means, to prevent the unauthorized use or the disclosure of such confidential information to third parties, (b) not to disclose or use any of such Confidential Information for any purpose except as necessary and consistent with the terms of this Agreement, (c) to limit the use of and access to such Confidential Information to such employees and subcontractors who have a need to know such Confidential Information and have signed legally binding non-disclosure agreements, and (d) that it will promptly notify the other party in writing of any unauthorized disclosures and/or use thereof. The aforementioned notice shall include a detailed description of the circumstances of the unauthorized disclosure or use and the parties involved therewith.

          23.4 Both parties agree that the party receiving Confidential Information will maintain such Information in confidence for a period of [*] years from the date of disclosure of such Confidential Information.

          23.5 Each party shall protect the other party's Confidential Information to the same extent that it protects it own confidential and proprietary information and shall take all reasonable precautions to prevent unauthorized disclosure to third parties.

          23.6 The parties acknowledge that the unauthorized disclosure of such Confidential Information will cause irreparable harm. Accordingly, the parties agree that the injured party shall have the right to seek immediate injunctive relief enjoining such unauthorized disclosure.

          23.7 The provisions of this Section 23 shall not apply to information (i) known to the receiving party at the time of receipt from the other party, (ii) generally known or available to the public through no act or failure to act by the receiving party, (iii) furnished to third parties by the disclosing party without restriction on disclosure, (iv) furnished to the receiving party by a third party as a matter of right and without restriction on disclosure or (v) furnished as required by court order or similar governmental authority or by the imminent likelihood thereof or by applicable law.

* Certain information on this page has been omitted and filed separately with
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                                       24

          23.8 Immediately upon termination of this Agreement or at the request of the other party, each of the parties shall promptly return all materials in its possession containing Confidential Information of the other party.

     24.  DOCUMENTATION, TRAINING AND TECHNICAL SUPPORT

          24.1 During the Term, Seller shall supply the documentation, and technical support as listed in attached Exhibit H hereto (Documentation and Technical Support).

          24.2 Seller hereby grants to Buyer a worldwide, nonexclusive, nontransferable right to use, reproduce (in whole or in part), have reproduced, [*] of, and distribute the Seller's end user documentation and derivatives thereof through multiple tiers of distribution. Buyer agrees to defend, indemnify, hold Seller, its agents, officers and employees harmless from all claims, losses, damages, costs or liabilities arising from, resulting from or relating to the introduction of Buyer of any inaccuracies, misstatements or material omissions into such documentation or any derivatives thereof except that Seller shall have no liability for any errors or omissions introduced into the documentation by Buyer's modifications or derivative works.

          24.2 Seller hereby grants to Buyer a worldwide, nonexclusive, nontransferable right to use internally all documentation supplied by Seller for purposes of implementation, maintenance and support of the Products and Spares and any development necessary to integrate the Products and Spares into Products.

     25.  COUNTRY OF ORIGIN, DUTY DRAWBACK

          25.1 "Country of Origin" Marking: The Seller shall mark, in English, all Products - with the Country of Origin (manufacture),in compliance with Section 304 of the United States Tariff Act. Both the Products and its container must be conspicuously marked with the Country of Origin per Buyer's Labeling Specification in Exhibit I . If the Products itself cannot be marked legibly due to size, then its immediate container must be marked. signed certificate stating Country of Origin (manufacture) by quantity and part number (Buyer's and Seller's).

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     26.  BUYER OWNED PROPERTY

        Any tools, drawings, specifications, or other materials furnished by Buyer for use by Seller in its performance under this Agreement or any Order issued hereunder shall be identified and shall remain the property of Buyer and shall be used by Seller only in its performance hereunder. Seller shall keep such material, tools, drawing, and specifications separate and identified as Buyer owned property. Such property shall be delivered, upon request, to a destination specified by Buyer in good condition, except for normal wear and tear.

     27.  SIMILAR PRODUCTS

        Seller understands that Buyer designs, develops and acquires hardware and software for use with its own computer system products, and that existing or planned hardware and software independently developed or acquired by Buyer may contain ideas and concepts similar or [*] to those contained in the Products and/or Spares. Seller agrees that entering this Agreement shall not preclude Buyer in any way, from using such ideas or concepts to develop or acquire similar hardware or software for any purpose, [*], provided Buyer does not (i) copy for such use, in whole or in part, the Seller's Products and/or Spares.

     28.  RIGHTS IN DEVELOPMENTS REFERENCE ALLIANCE AGREEMENT

        The rights in any custom development to the products developed by Seller pursuant to this Agreement shall be as specified in the Alliance Master Agreement # MA-99-105 entered into by the parties as of April 16, 1999.

        * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     29.  EMBEDDED SOFTWARE

        Seller hereby grants to Buyer a non-exclusive, non-transferable, worldwide license to market and distribute, in object code form only, the Software (and to sublicense the Software, in object code form only, directly or through Buyer's channels of distribution) as a component of the relevant Products or Spares as part of or in conjunction with Buyer Products. Title to and ownership of the Software in the unmodified Products or Spares, Updates and Enhancements delivered by Seller will at all times remain the property of Seller or Seller's licensers unless otherwise agreed to in writing by the parties. Except as expressly set forth herein, Buyer agrees not to reproduce, copy, modify, translate, disassemble, reverse engineer or otherwise attempt, or permit others to attempt, to discover the source code of the Software, in whole or in part, except to the extent that such prohibition is restricted by applicable law. Upon mutual written agreement of the parties, [*] all Proprietary Rights in all modifications, Enhancements and derivative works of the Products or Spares developed by [*], subject to Seller's ownership of the Products and/or Spares.

     30.  [*]

        If there is a [*] representing the [*] of [*] or more of the [*] of Seller by one (1) of the [*] set forth in Exhibit M (a [*] ) and as a result of such [*], Buyer's access to technology relating to the Products is [*], Buyer may (i) [*] the then-current Seller technology for a mutually [*], or (ii) [*] the then-current Products [*] from Seller's third party [*] (currently [*]) for a period of up to [*] years following such [*] or until expiration of that certain Alliance Agreement between the parties dated April 16, 1999, whichever occurs first. Within [*] days after the date of this Agreement with respect to [*], and prior to contracting with any new or additional [*] for Products, Seller shall enter into a written agreement with any such [*] that will grant all rights to such [*] necessary to effectuate the intent of this Section 30. In the event that Seller fails to do so, the parties expressly agree that Buyer may provide a copy of the relevant portion of this Agreement to any such [*] (including [*]) and such [*] (including [*]) shall be entitled to rely on this Section 30 as representing Seller's approval of the [*] of Products [*] to Buyer without the necessity of any further action or approval by Seller. This
        Section 30 is not exercisable as long as Seller is not subject to a [*] involving one of the companies on Exhibit M

     31.  GENERAL

        31.1 SECTIONS 5, 10, 11, 13, 14, 15, 16, 17, 18, 19, 23, 27, 28 AND 31
        of this Agreement shall survive any such expiration or termination and remain in effect.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          31.2 If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          31.3 Any waiver of any kind by a party of a breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing and shall not operate or be construed as a waiver of any subsequent breach. Any delay or omission in exercising any right, power or remedy pursuant to a breach or Default by a party shall not impair any right, power or remedy which either party may have with respect to a future breach or Default.

          31.4 Neither party shall export, re-export or otherwise disclose, directly or indirectly, technical data received from the other party or the product of such technical data to any person or destination when such export, re-export or disclosure is prohibited by the laws of the United States or regulations of a Department of the United States.

          31.5 Neither Seller nor Buyer shall take [*] against disputed amounts, or amounts not yet due and payable under this Agreement. In the event an undisputed amount is past due based upon the agreed terms, [*].

          31.6      To the extent the confidentiality provisions set forth in
                    Section 23 conflict with confidentiality provisions set forth in any other confidentiality or non-disclosure agreement between the parties hereto, this Agreement represents the entire agreement with respect to the subject matter hereof and supersedes all prior discussions and agreements between the parties relating to the subject matter hereof. This Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of both parties, and shall not be supplemented or modified by any course of dealing or trade usage. Variance from or addition to the terms and conditions of this Agreement in any Order, or other written notification from Seller will be of no effect. Seller, including its servants, agents and employees, is an independent contractor and not an agent or employee of Buyer. Without limiting the generality of the foregoing, Seller is not authorized to represent or make any commitments of behalf of Buyer, and Buyer expressly disclaims any liability therefore.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          31.7 THE CONSTRUCTION, VALIDITY, AND PERFORMANCE OF THIS AGREEMENT AND ANY ORDER ISSUED UNDER IT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF [*] WITHOUT REGARD TO THAT BODY OF LAW CONTROLLING CONFLICTS OF LAW. THE PARTIES HEREBY WAIVE APPLICATION OF THE U.N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

          31.8 Neither party shall assign or transfer this Agreement or any rights and obligations under this Agreement without the prior written consent of the other party. Notwithstanding the foregoing, no consent to or notice of assignment is required in the case of [*] merger, reorganization, acquisition or sale of all or substantially all of its assets. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

          31.9 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ANY AND ALL WARRANTIES (EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE) OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS ARE HEREBY DISCLAIMED IN THEIR ENTIRETY. NO PERSON IS AUTHORIZED TO MAKE ANY WARRANTY OR REPRESENTATION ON BEHALF OF SELLER CONCERNING THE PERFORMANCE OF THE PRODUCTS, SPARES OR SERVICES.

          31.10 Upon the request of either party, the parties shall cooperate and use commercially reasonable efforts to implement as soon as practicable an electronic data interchange system to process the submission and acceptance of Orders, the payment of Products and such other matters as the parties may mutually agree upon having such terms and transmissions standards and formats as the parties may agree IN WITNESS, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.

          31.11 EXCEPT TO THE EXTENT ANY DAMAGES ARE A PART OF AN [*] TO WHICH EITHER PARTY IS ENTITLED TO BE [*] PURSUANT TO THE PROVISIONS OF [*], IN NO EVENT SHALL SELLER'S TOTAL LIABILITY UNDER THIS AGREEMENT EXCEED THE [*] OF (I) [*], or
                    (ii) [*] of the [*] received by Seller from Buyer during the [*] immediately preceding the imposition of liability.

          * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

For the Buyer                           For the Seller




--------------------------------        --------------------------------


--------------------------------        --------------------------------
Signature                               Signature

--------------------------------        --------------------------------
Name                                    Name

--------------------------------        --------------------------------
Title                                   Title

--------------------------------        --------------------------------
Date                                    Date

                                    EXHIBIT A

                              PRODUCT PART NUMBERS,
                    DESCRIPTIONS, UNIT PRICES AND LEAD-TIMES

PRICING

Seller agrees that the price is firm for the period of [*] and that price will be [*] prior to the end of the firm pricing period. Seller agrees to furnish a non-binding price forecast for the following three calendar quarters. Seller further agrees to provide price in US$.

                                     Table 1

   COMPAQ
     P/N                                    BASE            UNIT      UNIT
   BROCADE       PROGRAM             LEAD   UNIT   COST     PRICE     PRICE  SHIP     SHIPPING       HUB
    P/N           NAME      SITE     TIME   PRICE  ADDERS   FOB       DDP    MODE   CONFIGURATION  LOCATION
-------------  ---------- ---------- ------ ------ ------- -------- -------- ----- --------------- --------

127552-B21       [*]       N.America [*]    [*]     TBD     1 [*]      N/A    [*]  Pallet (16 unit)   [*]
CQ-1630-0002

127553-B21       [*]       N.America [*]    [*]     TBD     1 [*]      N/A    [*]  Pallet (16 unit)   [*]
CQ-1630-0001

127552-B21       [*]       EMEA      [*]    [*]     NA      1 [*]      N/A    [*]  Pallet (16)        [*]
CQ-1630-0002

127553-B21       [*]       EMEA      [*]    [*]     NA      1 [*]      N/A    [*]  Pallet (16)        [*]
CQ-1630-0001


SPECIFICATION

Buyer's specification number [*] is incorporated by reference.

THIS EXHIBIT IS AGREED TO AS OF THE DATE OF SIGNATURE BELOW, BY AND
BETWEEN:

For the Buyer                           For the Seller



--------------------------------        --------------------------------
Signature                               Signature

--------------------------------        --------------------------------
Name                                    Name

--------------------------------        --------------------------------
Title                                   Title

--------------------------------        --------------------------------
Date                                    Date


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B


                               SPARE PART NUMBERS,
                    DESCRIPTIONS, UNIT PRICES AND LEAD-TIMES


                      8 PORT SWITCH
               -----------------------------
                         BROCADE                 COMPAQ P/N's
               -----------------------------     --------------------------------------------------------------------------------

                                                                                                                       OOW Repair
               Order P/N       Mfr. P/N          2-5-2 part #     6-3 part #    Spare part #    Price    Lead Time       Price
              ------------     -------------     ------------     ----------    ------------    -----    ---------     ----------

w/o GBIC      CQ-1630-0002     80-0000106-04     30-56042-01      127552-B21    127660-001       [*]      [*]             [*]

w/ GBIC

FRU'S:

Motherboard   XCQ-000001       60-0000005-01     29-34243-01      401930-001                     [*]       [*]            [*]

CPU Board     XCQ-000002       60-0000006-01     29-34244-01      401931-001                     [*]       [*]            [*]

G-Port Board  XCQ-000003       60-0000007-01     29-34245-01      401932-001                     [*]       [*]            [*]

Power Supply  XCQ-000004       60-0000012-01     29-34246-01      401933-001                     [*]       [*]            [*]

3" Fan with   XCQ-000005       60-0000008-01     29-34249-01      401934-001                     [*]       [*]            [*]
Tachometer

Front Panel   XCQ-000009      60-0000009-01      29-34468-01      128328-001                     [*]       [*]            [*]
subassembly

                      16 PORT SWITCH
               -----------------------------
                         BROCADE                 COMPAQ P/N's
               -----------------------------     --------------------------------------------------------------------------------

                                                                                                                       OOW Repair
               Order P/N       Mfr. P/N          2-5-2 part #     6-3 part #    Spare part #    Price    Lead Time       Price
              ------------     -------------     ------------     ----------    ------------    -----    ---------     ----------
w/o GBIC      CQ-1630-0001     80-0000105-04     30-56042-02      127553-B21    127660-002       [*]       [*]            [*]

FRU'S:

Motherboard     Same as                                                                          [*]       [*]            [*]
                8-port
CPU Board                                                                                        [*]       [*]            [*]

G-Port Board                                                                                     [*]       [*]            [*]

Power Supply                                                                                     [*]       [*]            [*]

3" Fan with                                                                                      [*]       [*]            [*]
Tachometer

Front Panel                                                                                      [*]       [*]            [*]
subassembly


        Seller agrees that the [*] is [*] for the period of [*] and that [*] will be [*] prior to the end of the [*]. Seller agrees to furnish a non-binding price forecast for the following [*].

        Seller further agrees to provide price in US$.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SPECIFICATION
Buyer's specification number [*] is incorporated by reference.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                              FLEXIBILITY AGREEMENT


I.   Requirements

     A. The following flexibility provisions apply to changes in purchase volume and/or delivery for existing orders and may be made [*] or [*] to [*].

                                     Table 1

  Number of Weeks
Prior to Scheduled            Percentage               Percentage                  Percentage
  On-Dock Dates                Increase                 Decrease                   Reschedule
------------------            ----------               ----------                  ----------

  12 weeks plus                  [*]                      [*]                          [*]

    8-12 weeks                   [*]                      [*]                          [*]

   4 to 8 weeks                  [*]                      [*]                          [*]

    < 4 weeks                    [*]                      [*]                          [*]



Run Rate, Buffer Stock, and Replenishment

     B. Buyer's expectation is that increase, decrease, and reschedule percentages may be executed by part number once per [*] day planning cycle.


II.  Liability

     A. Buyer's liability in the event of notice of project discontinuance or cancellation without re-order shall be calculated based on using the [*]. Both Buyer and Seller will review the current [*] and past [*] to determine liability. At no time is Compaq liable for any material positioned in excess of the average of the last [*] or discrete P.O.s., governed in Table 1, above.

     B. A Reclaim Value shall be calculated to value material. "Reclaim Value" shall mean the value of components that can be [*] or [*], less [*], to original manufacture within [*] days, once Buyer has provided notice of a volume decrease, and will be negotiated at the time required. Upon Buyer's approval, Seller shall use [*] commercially reasonable efforts to obtain the maximum Reclaim Value available in the market.

     C. The value of Finished Goods shall be calculated as follows: Number of units in Buffer [*] as defined in III A. below) plus units in transit ([*] utilizing ocean freight and [*] utilizing air freight) times the unit price minus Reclaim Value.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     D.   The value of Work in Process (WIP) shall be calculated as follows:
          Number of parts in WIP to be assessed based on point in process when decision to stop build is issued (defined as maximum liability) minus Reclaim Value. The number of parts in WIP shall be no greater than [*].

     E. The value of Raw Material shall be calculated as follows: Quantity of Buyer unique components [*] the material cost of individual component [*] the Reclaim Value.

III. Buffer Stock Provisions:

     A. Seller agrees to maintain [*] of buffer stock in finished goods inventory for shipment at Buyer's request. The [*] buffer stock requirement shall be calculated as the average [*] demand calculated over the next [*] of demand forecasted by the Buyer via the Electronic Commerce [*] and the previous [*] weeks of consumption.

     B. Buffer stock may not be used to meet the Buyer's flexibility requirements. Seller shall use commercially reasonable efforts to replenish within [*] weeks of the Buyer's consumption.

     C. Buffer stocks must be maintained in current dates and revisions consistent with Buyer's specification(s).

THIS EXHIBIT IS AGREED TO AS OF THE DATE OF SIGNATURE BELOW, BY AND BETWEEN:

For the Buyer                           For the Seller


--------------------------------        --------------------------------
Signature                               Signature

--------------------------------        --------------------------------
Name                                    Name

--------------------------------        --------------------------------
Title                                   Title

--------------------------------        --------------------------------
Date                                    Date

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT D

                                QUALITY ASSURANCE




      TABLE OF CONTENTS



1.0  INTRODUCTION

2.0  QUALITY AND RELIABILITY ASSURANCE

     2.1 CONFORMANCE TO THE MATERIAL PURCHASE/ENGINEERING SPECIFICATION

     2.2 MATERIAL SAFETY COORDINATOR

     2.3 MATERIAL TRACEABILITY

     2.4 WORKMANSHIP

     2.5 DIAGNOSTICS, BIOS, AND SOFTWARE CONTROLS

     2.6 QUALITY SYSTEM PLAN

     2.7 MATERIAL ACCEPTANCE REQUIREMENTS

     2.8 RELIABILITY ACCEPTANCE REQUIREMENTS

     2.9 CONTINUOUS IMPROVEMENT PROCESS

     2.10 CORRECTIVE ACTION

     2.11 FAILURE ANALYSIS REPORTING

     2.12 [*]

     2.13 ASSESSMENTS

     2.14 PROCESS OR FACILITY CHANGES

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.0  MATERIAL SPECIFIC REQUIREMENTS

     3.1  QUALITY ACCEPTANCE REQUIREMENTS

          3.1.1.  MEASUREMENT OF MATERIAL PERFORMANCE AT SELLER'S FACILITY

          3.1.2   MEASUREMENT OF MATERIAL PERFORMANCE AT BUYER'S FACILITY

     3.2 RELIABILITY ACCEPTANCE REQUIREMENT

     3.3  CONTINUOUS IMPROVEMENT

     3.4  PERFORMANCE DATA REPORTING

     3.5  SPARE MATERIAL DOCUMENTATION REQUIREMENTS

     3.6  MATERIAL PACKAGING REQUIREMENTS

1.0  INTRODUCTION

This document sets forth and defines the standards for quality and reliability performance pertaining to the Material as defined in this Agreement to which this Exhibit is attached. Such Material shall be Material for use in Buyer's manufacturing operations, new spare Material, or repaired spare or refurbished Material used by the Buyer's field operations. Seller shall insure that all Material submitted to Buyer's manufacturing operations shall not be combined in any way with repaired spare or refurbished Material supplied to Buyer's field operations and that processes for treating such Material shall be separate and distinct.

Seller shall insure that the requirements stated herein are imposed by Seller upon any third party or subtier supplier which Seller might utilize in its performance under the Exhibit.

2.0  QUALITY AND RELIABILITY ASSURANCE

     2.1  CONFORMANCE TO THE MATERIAL PURCHASE/ENGINEERING SPECIFICATION

          Prior to production of the Material, Seller shall perform all necessary tests including, but not limited to, environmental, [*], safety, and regulatory to assure conformance to the Buyer's Purchase/Engineering Specification. In addition, Seller shall work with Buyer's designated engineering representatives to assure conformance to any and all end-use (systems configuration) performance requirements. Seller shall, upon Buyer's request, provide any test results or agency reports that Buyer may require, for review and concurrence.

          Seller shall acquire all materials and manufacture said materials in such a manner that all necessary agency certifications and ratings are maintained in the Material.

          Seller shall provide Buyer copies of all regulatory and safety agency submittal reports and approvals, in order to facilitate Buyer's timely achievement of required end-use system-level agency submittals.

          2.2 MATERIAL SAFETY COORDINATOR

          Seller shall designate a representative within its organization to interface with Buyer's representative on Material product safety issues. The Seller shall establish a Safety Incident Reporting Procedure which shall insure that Buyer is notified within [*] of Seller's gaining knowledge of real or potential safety problems or issues.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     2.3  MATERIAL TRACEABILITY

     Seller shall assure that records are maintained for traceability of all regulatory controlled parts listed in agency reports. Regulatory controlled parts must be traceable to the source of manufacture by lot or date code, and must be traceable through the manufacturing process to their final destination via serialization of finished Material. Such information will be shared with Buyer upon request.

     Finished Material shipped to Buyer shall be serialized in accordance with the requirements of Buyer's Purchase/Engineering Specification. The general format shall be SSYWWxxxxx, where SS is the Seller's supplier code (assigned by the Buyer), Y is the last digit of the calendar year, WW is the calendar week, and xxxxx is a unique, sequential, 5-digit alpha-numeric sequence.

     2.4  WORKMANSHIP

     Seller shall assure that Material provided to Buyer meets all requirements of Seller's workmanship standards and practices. And that such standards and practices are sufficient to assure that the Material provided to Buyer meets all quality, reliability, safety and regulatory agency requirements.

     Seller shall insure that all repaired, refurbished, upgraded, tested, or advanced exchange items submitted to Buyer shall meet the same workmanship criteria as above except when otherwise specified by Buyer. Seller shall provide the same level, or higher, of environmental, electrical, or mechanical test for spare parts and accessories as in the corresponding items in a finished or higher level assembly of Material except where, with Buyer's approval, sufficient statistical evidence validates reduction of such testing. Seller shall inform Buyer before any such process changes are instituted.

     2.5  DIAGNOSTICS, BIOS, AND SOFTWARE CONTROLS:

     Seller shall be required to demonstrate adequate controls over the distribution use of diagnostics, BIOS and the software shipping with the product.

     A program for the regular maintenance of diagnostics shall be required by Seller to ensure that a virus is not present in the Material.

     Revision controls for both the BIOS and the software shall be traceable to the serial number of the units. This information shall be maintained in the event of a change and conveyed to Buyer for field tracking purposes.

     2.6  QUALITY SYSTEM PLAN

     Seller shall submit to Buyer for review and concurrence a Quality Manual and a Quality Control Plan, no later than [*] days prior to Seller's first scheduled production build. These documents shall define the Seller's overall Quality Assurance system elements, and detail inspection, test and audit points for manufacture of Buyer's Material. The Quality Manual shall demonstrate compliance to the applicable ISO 9000 Quality Systems series of standards, and shall identify any level of registration if achieved (ISO 9001, 9002, or 9003), by facility and location. Seller shall provide Buyer with a copy of any and all ISO 9000 certificates. The initial Supplier Quality Plan is included as Appendix 2 to this Exhibit.

     2.7  MATERIAL ACCEPTANCE REQUIREMENTS

     Seller shall insure that Material delivered to Buyer's receiving facility meets all the requirements of:


     o Buyer's Purchase/Engineering Specification and [*] standards and requirements referenced therein.
     o  Material marking per external agency requirements.
     o  [*]
     o  Material specific performance levels.
     o Compliance to then current European Economic Community standards and application of "CE" mark to product marking, as applicable.
     o  Material protection against damage and loss.

     Seller shall make all Material acceptance data available to Buyer for review upon request. Seller shall, upon Buyer's request, hold initial shipments of Material until it is verified to be in compliance with Buyer's specifications.

     Seller shall not begin production or repair and distribution of spare or refurbished Material in this Exhibit to Buyer until their process has been assessed to have produced Material that meets the requirements of this Exhibit and as specified in the Technical Statement of Work supplied, if appropriate, with the Request for Quote. This assessment, applicable to all contracted Material unless agreed otherwise by Buyer, shall be performed by the Buyer or Buyer's authorized representative. All results of this assessment shall be on file at the Seller's site and with the Buyer's authorized representative.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     2.8  RELIABILITY ACCEPTANCE REQUIREMENTS

     All qualification and reliability testing of Material shall be conducted by Seller at Seller's site with Buyer's representatives present at [*] option. Seller shall perform at Seller's site all regulatory testing requirements and support any regulatory agency testing of the Material. Buyer may elect to perform any testing at Buyer's sites for Material verification and compliance.

     Buyer shall have full access to all reliability plans and test results data generated by Seller including, but not limited to, MTBF predictions and associated environmental parameters, acceleration factors, component derating factors, stress test parameters, test conditions, test failures, [*], failure modes and symptoms, root cause failure analysis, and resultant corrective actions.

     Reliability Testing shall be performed by Seller in three phases. These three phases will conform to the mutually agreed upon processes reviewed during the Supplier Audit and is documented in the Seller's Quality Plan:

     o  Phase I shall assure that [*] is [*] of [*] the [*].

     o  Phase II shall assure that the [*] does [*].

     o Phase III shall assure that the [*] of the [*] and the [*] are [*] during [*]. It shall also serve as an [*] with [*].

     Summary reports of results for each phase of reliability testing shall be published and provided to Buyer. The content, format, and frequency of reporting shall be mutually agreed.

     Buyer reserves the right to review Seller's test plans for each phase of reliability testing, at least one month prior to the start of that phase. If such review is conducted, Seller shall resolve any of Buyer's concerns before the test phase shall commence. Seller's plans will include mutually agreed-upon statistical confidence limits for each phase of testing, where applicable.

     Seller shall be solely responsible for assuring that the Material design, third party vendor components, and manufacturing processes employed in the production of the Material meet the Material reliability requirements as set forth in the Buyer's Purchase/Engineering Specification. Seller shall further assure that any changes to the Material design as a result of engineering change, vendor change, or process change do not adversely affect the reliability of the Material as delivered to Buyer.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     2.9  CONTINUOUS IMPROVEMENT PROCESS

     Having achieved the requirements of the Buyer's Purchase/Engineering Specification, Seller shall implement a process to continuously improve the level of Material performance within the manufacturing process. Seller shall establish a performance baseline for Buyer's Material and shall establish with Buyer mutually acceptable goals for periodic Material and process improvement.

     2.10 CORRECTIVE ACTION

     If at any time data from either Seller's or Buyer's control and measurement systems indicates that Material quality and/or reliability has fallen below the minimum established levels identified in Table 1, corrective action shall commence immediately and will continue until the quality and/or reliability again meets or exceeds the minimum acceptable level. In such event, the following shall be [*] of Seller, as a minimum:

     o Immediately notify Buyer of the problem, its manifestations, symptoms, and an initial assessment of the problem severity and impact, in the case Seller first identifies the problem.

     o  Perform root cause failure analysis.

     o Communicate corrective action to Buyer within a mutually agreeable time frame.

     o Take whatever actions are deemed necessary, including additional inspections and tests, until Seller's manufacturing process is demonstrated to be under control.

     o Instruct Buyer in dispositioning Material if Material in Buyer's possession or at Buyer's customers' sites is affected or suspect.

     o If required, discontinue shipment to Buyer until the corrective action has been proven to be satisfactory to Buyer.

     Buyer's personnel may become involved in problem evaluation activities at Seller's facility if Buyer determines that such involvement is necessary and appropriate, or if Seller requests such support. Any such involvement by Buyer however, shall not relieve Seller of its obligations hereunder. Seller's personnel may be requested to come to Buyer's facility to participate in problem evaluation activities to facilitate timely problem resolution.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     Buyer may also issue SCAR (Supplier Corrective Action Requests) from time to time to address specific failures. Seller will be expected to respond to all such VCAR forms within [*] of receipt at Seller's facility.

     2.11 FAILURE ANALYSIS REPORTING

     From time to time, Material which does not meet Buyer's
     Purchasing/Engineering Specification shall be returned to Seller as set forth in the Agreement ("failed Material"). This section applies to all returned Material whether under warranty or not.

     When failed Material is detected at Buyer's facilities or at Buyer' customer site(s), it will be returned to Seller for analysis and repair. Seller shall generate a Failure Analysis Report listing returned Material by model and serial number, detailing type of failure, verification testing process performed, and whether or not the failure mode could be verified or duplicated. If the failure mode was duplicated, the report should also list specific action taken to repair the Material and any action(s) taken within Seller's manufacturing process or the design of the Material to prevent recurrence of the problem. Such Failure Analysis Report shall be provided to Buyer within [*] business days of receipt of failed Material at Seller's facility.

     Seller further agrees to perform upon request an expedited root cause analysis on selected failed Material. Such expedited Failure Analysis Report shall be provided within [*] business days as a goal.

     Unverified Material failures shall be prominently identified in the report to allow Buyer's personnel to engage in further analysis activities when the returned Material is received at Buyer's manufacturing facility. Should Buyer determine after further testing that such returned Material continues to demonstrate the same failure modes, Buyer shall return such Material to Seller for further analysis and corrective action.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     2.12 [*]: COMPAQ TO PROVIDE ADDITIONAL WORDING

     "[*]" shall mean a series of the same component [*], which is attributable to Seller, based on at least a [*] rate of the Material, Spares, or Repairs during a consecutive [*] day period, or any violation of the Buyer safety standard requirements. Seller shall be notified in writing of the occurrence of an [*] together with reasonable evidence thereof. Seller shall be responsible for providing full corrective action as outlined at
     Section 2.10 of this Exhibit, as well as the programs required to correct the fault at Seller's cost, either at Buyer's stocking location or potentially at customer sites. [*] is defined as the yearly projection of the [*] of a particular sample of Material based upon repair data, with a minimum established [*] of [*] per [*] for a [*].

     Prior to Seller undertaking any corrective action process identified herein, Seller shall have the right to disassemble the Material, Spares, repairs, or examine test results obtained by Buyer. Such corrective action shall be completed within [*] days of Buyer's original notification, or immediately in case of a safety related failure or defect. Seller shall be solely responsible for [*] to repair or replace the defective or failed Material, Spares, and Repairs ([*] associated with the shipment of defective or failed Material, Spares, or Repairs, as well [*] associated with the shipment of repaired or replacement units of Material, Spares, or Repairs), in addition to bearing [*] which are associated with the [*].

     2.13 ASSESSMENTS

     Buyer reserves the right to engage in assessments of the Seller's facilities involved with the assembly, test, repair, or other activities associated with the contracted Material of the Agreement during the life of this Agreement. Buyer shall notify Seller at least seven (7) working days in advance of its desire to perform an assessment and shall identify areas to be covered by the assessment.

     2.14 PROCESS OR FACILITY CHANGES:

     Seller shall [*] any [*] to the process used to produce Material without notification to Buyer. Seller shall be responsible for any [*] associated with non-conforming Material which is the result of an [*] to the manufacturing process.

     Seller may change the location of equipment, tooling, fixtures, and test equipment within the authorized facility [*] providing Seller bears the responsibility for re-qualifying such equipment, tooling, fixtures and test equipment for the Material and process. Such changes shall not impact delivery schedules of Material to Buyer.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     Seller shall not change the currently approved location of the facility which produces or distributes the Material to another site [*] which shall not be unreasonably withheld or delayed. Seller shall notify Buyer at least [*] days before any such move. If Buyer does not approve or reject such relocation within [*] days of the date of Seller's notice, such relocation shall be deemed approved by Buyer. In the event of a timely rejection, Seller and Buyer agree to promptly negotiate in good faith to reasonably resolve any concerns that Buyer may have. Material may not be accepted by Buyer without a full site certification approval performed in accordance with Buyer's Supplier System Assessment which shall be supplied prior to any certification assessment.

3.0 MATERIAL SPECIFIC REQUIREMENTS

     3.1 QUALITY ACCEPTANCE REQUIREMENTS

          3.1.1 MEASUREMENT OF OUTGOING MATERIAL PERFORMANCE AT SELLER'S
                FACILITY

          Prior to shipment to Buyer, the quality of new Product, spare parts, and repaired and refurbished Material shall be measured by Seller. If the quality falls below the minimum acceptable level specified by mutual agreement and identified in Table 1 below, the corrective action process of Sec. 2.10 shall commence immediately.

          3.1.2 MEASUREMENT OF MATERIAL PERFORMANCE AT BUYER'S FACILITY

          Buyer shall employ a standardized data collection and reporting system to measure the performance of Seller's Material in Buyer's processes. It is expected that the performance of Seller's Material as measured at Buyer's facility shall be substantially equivalent to the outgoing Material performance per section 3.1.1. If major differences in performance beyond the expectations stated in section 3.1.1 are experienced, then Seller shall immediately commence corrective action activity per section 2.9.

          Specified Material quality failure rates, specified in [*] are identified in Table 1 of this Exhibit.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          3.2 RELIABILITY ACCEPTANCE REQUIREMENTS

          Seller shall assure that reliability performance is maintained during volume production. Phase III testing as specified in Section 2.7 shall begin with the first production shipment to Buyer and shall continue for the life of the Exhibit. Seller shall [*] a comprehensive plan for Phase III testing that describes how the [*] will be demonstrated and maintained.

          Specified Material MTBFs and lower statistical confidence limits of Seller's test methods are identified in Table 1 below.

          3.3 CONTINUOUS IMPROVEMENT

          During the term of this Agreement, Seller shall establish plans and goals to continuously improve the outgoing Material performance. As continuous improvement is achieved, Material performance expectations shall be updated periodically.

          3.4 PERFORMANCE DATA REPORTING

          Data shall be reported to Buyer in a mutually acceptable format on a [*] basis.

          Seller shall submit to Buyer, or Buyer's designated representative, all spares repair activity data on Material as specified in Appendix 1 of this Exhibit on a [*] basis. A Microsoft Excel format is preferred and a soft copy template shall be provided by Buyer.

          Seller shall provide Buyer, or Buyer's authorized representative, all revision information necessary for Buyer to maintain a complete and accurate revision matrix for all Material supplied to Buyer.

          3.5 SPARE MATERIAL DOCUMENTATION REQUIREMENTS

          For any spare Material requiring alignment, adjustment, or switch or jumper configuration settings in the field, Seller shall include in the Material package a brief technical document describing the method of performing such alignment, adjustment, or configuration settings. This document shall be provided by Buyer with Buyer's authorization for Seller's reproduction. Seller shall include, at Buyer's request, any special temporary instructions issued during the assembly of the unit if such instructions affect the form, fit, or function of the Material.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          3.6 MATERIAL PACKAGING REQUIREMENTS

          Seller shall meet the packaging, ESD, container, labeling, and marking requirements as defined in the applicable specification provided by Buyer.

          For spare Material supplied to field operations, Seller shall provide the following information in addition to those packing slip requirements listed in Appendix 2, Paragraph 5.4. Seller's packing slip must contain: Seller's Name, Seller's part numbers, Seller's part descriptions, Seller's ship date, and the Buyer's specific ship-to address including Buyer's Stockroom Number if applicable.

TABLE I


While no defects are expected, the following limits in Table 1 depict the maximum allowable limit by product as specified and measured by Buyer.

    PART            MATERIAL [*]       SPECIFIED              LOWER
   NUMBER           PERFORMANCE      MATERIAL MTBF      CONFIDENCE LIMITS
  -------           -----------      -------------      -----------------



                      (See Appendix 2, Attachment D (A)1.1)


OTHER CONSIDERATIONS:

1. QUALITY PERFORMANCE REQUIREMENTS:

Should the above limits be exceeded by [*] for [*] corrective action per para.
2.10 shall immediately commence to bring the levels below the limit requirements. Corrective action shall bring the level within limits within [*].


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   APPENDIX 1
                            REPAIR DATA REQUIREMENTS

DATA ELEMENTS                             DESCRIPTION OF FIELD

[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]

DATA ELEMENTS FROM DEFECT TAG (RETURNED WITH / ATTACHED TO PART)

[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              EXHIBIT D, APPENDIX 2


                           COMPAQ COMPUTER CORPORATION

                 SUPPLIER QUALITY PLAN, DELIVERABLE WORKSHEETS
                                       and
                             PROCESS MANAGEMENT PLAN

                                  prepared for


                      BROCADE COMMUNICATIONS SYSTEMS, INC.

                                      "[*]"


                                    APPROVALS

COMPAQ COMPUTER CORP.                                  BROCADE
                                             COMMUNICATIONS SYSTEMS, INC


On File                                      On File
-------------------------                   ---------------------------
[*]                                          [*]
Director, Corporate Procurement              Director of Quality


On File                                      On File
-------------------------                   ---------------------------
[*]                                          [*]
Commodity Manager                            VP Operations

On File                                      On File
------------------------------              --------------------------
[*]                                          [*]
Procurement Engineer                         Director Strategic Accounts

       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

I.     PURPOSE

This plan documents the specific system of process and product controls required to assure products and services provided by the Supplier, and his sub-suppliers meet the specifications, process requirements, and business goals of Compaq Computer Corporation.


II.    SCOPE

This document lists actions required to improve the working relationship between Compaq and the Supplier, event incidents of non-conforming product from entering the Compaq manufacturing processes, and improve the process to reduce overall costs. This document is a supplement to Compaq Computer Corporation's contractual requirements and engineering specifications. In any case of conflicting requirements Purchasing and Engineering documents shall take precedence. This plan identifies actions and goals necessary to assure conformance of:

1.      [*]

2.      [*]

3.      [*]

4.      [*]

5.      [*]

6.      [*]

7.      [*]

8.      [*]

9.      [*]

10.     [*]

11.     [*]

12.     [*]

13.     [*]


III.   REFERENCES

Applicable product specification: Rev. A or higher
Supplier Development Process Reference (SDPR)

IV.    QUALITY SYSTEM SURVEY

A full Quality System Survey may be conducted at the discretion of Compaq. The intent of the survey is to allow Compaq the opportunity to evaluate the supplier's quality, engineering, manufacturing capacity, and manufacturing capabilities relative to critical parameter requirements. The survey is intended to identify areas which may require improvement to meet Compaq's requirements and establish a long-term business relationship. If deficiencies are found within the Supplier's operations, the supplier and Compaq will develop an improvement plan and schedule for action items and/or future activity.

V.     ENVIRONMENTAL SURVEY

An environmental survey will be conducted. Compaq's Environmental Survey is a tool that examines the environmental performance of a potential supplier. Failure to meet the requirements of the survey can impact Compaq's compliance with national and international labeling, certification and procurement requirements. The Environmental Survey is designed to identify areas of risk and develop improvement plans to bring the supplier to an acceptable standard.

       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

VI.    QUALITY PLANNING

       1.0    Quality Planning Timeline

       Compaq and the Supplier will develop a basic timeline to complete the actions that are identified within this document.

       2.0    Critical Parameter Attachment A

       A critical product parameter is a product feature, property, attribute, or performance that affects product performance if found to be beyond specification limits. Compaq and the Supplier will mutually identify and agree on the critical process and product parameters to be monitored by the supplier and note them in attachment A.

       3.0    Print / Specification Review Attachment B

       As a part of the product evaluation process, Compaq and the Supplier are responsible for reviewing the specification, requirements, information packages, etc. to assure:

       1. All documentation is present and legible.

       2. Requirements are understood

       3. Critical product characteristics

       4. Effect of tolerances on manufacturing and ability of the process to meet the tolerances.

       5. Identification of special handling, transportation and storage during manufacturing.

       6. Specified dimensions and does not conflict with other documentation.

       7. Workmanship standards are understood


       4.0 Capacity Risk / Analysis

       A Capacity Risk Analysis will be provided by the Supplier in the Deliverable Worksheet. As a part of the process/product evaluation process, members of the Compaq/Supplier team may conduct a detailed review of the current manufacturing process and equipment to assure capacity is available to meet the Compaq requirements. At minimum, the Capacity Risk Analysis shall include the following:

             1. [*]

             2. [*]

             3. [*]

             4. [*]

             5. [*]

             6. [*]

             7. [*]

             8. [*]

             9. [*]

       5.0    Material Risk / Analysis

       A Material Risk Analysis will be provided by the Supplier in the Deliverable Worksheet. At a minimum the Material Risk Assessment shall include the following: [*]

       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

       6.0    Process Management Plan (PMP)

       A Process Management Plan shall be completed by the Supplier. The PMP must be implemented prior to volume shipments to Compaq. The PMP identifies parameters which require Statistical Process Control (SPC) monitoring during the manufacturing process. For critical parameters in the sub-tier supplier's process, a PMP will be developed between Compaq's supplier and his suppliers. The Process Management Plan at minimum will note the following :

       1. [*]

       2. [*]

       3. [*]

       4. [*]

       5. [*]

       6. [*]

       7. [*]

       8. [*]

       9. [*]

       10. [*]


       7.0    Product and Process Flow

       The Supplier shall submit both a product and process flow diagram. The product and process flow diagrams will document the actual path of the material/assembly through the Supplier's manufacturing facilities. Information included in the diagram shall include

        1. [*]

        2. [*]

        3. [*]

        4. [*]

        5. [*]

        6. [*]

        7. [*]

       8.0    Field Failure Rates and Reliability Test

       The Annual Field Return Rate (AFR) and the Annual Return Rate (ARR) will be referenced in the Compaq Product Specification. The supplier shall [*] quality control and reliability testing to ensure that the Annual Field Return Rate (AFR) and Annual Return Rate (ARR) is not exceeded. If the ARR/AFR exceeds the specified requirement the supplier must inform Compaq within [*] working days and a written corrective action plan [*] must be submitted to Compaq. Compaq reserves the option to stop shipment until containment and/or corrective action is in place. The Supplier is responsible for conducting On-Going Reliability Testing (ORT) on product supplied to Compaq. The conditions and criteria for On-Going Reliability Testing shall be defined and agreed on by Compaq and the Supplier Failures causing test to enter the failure zone will be reported to Compaq Procurement Engineering within 24 hours.

       9.0    Critical Process Data Review

       10.0   Preliminary Process Capability Studies

       All processes directly affecting critical parameters may be evaluated to establish a preliminary [*] . Critical parameters requiring process capabilities are listed in the Attachment A. Processes are considered capable if the [*] Any process resulting in [*] will require an appropriate corrective action or an equivalent containment plan.

       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

       11.0   Measurement Precision

       Measurement Precision is the extent to which a repeated measurement gives the same result. Variations may arise from the inherent capabilities of the instrument, from variations of the operator's use of the instrument, or from changes in operating conditions. All instruments, gages and test equipment used to evaluate critical parameters shall be evaluated for Repeatability and Reproducibility as documented in the SDPR (Measurement System Analysis and Evaluation-Gauge R&R) and/or by means of similarly effective methods.

       12.0   Supplier Corrective Action Process Attachment C

       The supplier will use the [*] format attachment C and adhere to the required response times to report internal problem issues including failure to meet agreed upon quality goals. In the event that Compaq encounters problems affecting late product shipment, product shortage, and receiving inspection failures, in-line manufacturing failures, material purges, etc., Compaq will notify the Supplier and generate a Supplier Corrective Action Request (SCAR) using the [*] format.

                The Supplier is required to acknowledge receipt of the Request for Corrective Action within [*] supplier workday. The Supplier is required to define and implement an effective containment within [*] working days of receipt of the SCAR. A long term, corrective action plan should be available within [*] working days of root cause identification. The proposed timeframes should be considered general guidelines. Each SCAR should be assessed for its criticality and urgency and appropriate action taken. In the [*] the Supplier is expected to respond with the following information:

       ROOT CAUSE: [*]

       CONTAINMENT ACTION PLAN: [*]

       CORRECTIVE ACTION PLAN: [*]

       VERIFICATION PLAN: [*]


       13.0   Engineering / Process / Product Change Notification Guidelines

       The Supplier must notify Compaq of any proposed change to the [*] process, product, critical components, or suppliers of critical components that affect form, fit, or function prior to the implementation of the change. During the development phase all proposed ECN/PCNs should be sent to the appropriate Design Engineer. During the production phase all proposed ECN/PCNs should be forwarded to the appropriate Compaq Program Manager. The notification must be received at Compaq no later than [*] days prior to the planned implementation date. At a minimum, the notification must contain the following information:

       1. Title and date of implementation.

       2. A list of part numbers and documents affected by the proposed change.

       3. A complete description of the change, including affected portions of any process, material, and affected parameters. Any change to process monitors or controls should be specified.

       4. Any information relating to urgency which must be considered.

       5. Description as to why the change(s) were made.

       6. Reliability data qualifying the change(s). Statistical data, including distribution and capability analysis [*] supporting the proposed change(s).

       7. Date codes or markings

       8. [*]

       9. Availability of samples


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

       Final approval is granted by Compaq, based on successful product analysis and qualification ([*] ) and is subject to audit by Compaq. The Supplier and all affected departments shall be notified in writing of the final status. Until formal, written approval is received, the Supplier is required to deliver standard product as required by Compaq Procurement and to maintain an adequate backup position in the event the change is rejected. Compaq will provide reasonable grounds for the rejection of any ECN. Exceptions to the above requirements will be made with issues that affect safety standards, data loss, failure to meet specifications, applicable laws, regulations or standards. Each ECN will be reviewed for criticality and urgency and appropriate action taken.

       14.0   Program Goals Attachment D

       Attachment D notes goals which have been identified as significant to meeting the business objectives of Compaq Computer Corporation. These goals will be utilized to assess the supplier's performance and assist the Supplier in determining their impact on the process, products, and services provided to Compaq.

       V.II   PRODUCTION QUALIFICATION AND VERIFICATION

       1.0    First Article Inspection

       The Supplier is required to submit first article samples. These samples shall be representative of final production and are required to meet all applicable specifications. The samples will be inspected/tested as required to verify conformance specifications. The First Article results will be documented and reviewed with the Supplier. Unacceptable results will require the Supplier to initiate and implement corrective action, after which another sample will be submitted for evaluation and final approval. It is the responsibility of the Supplier to procure and approve first article samples from its sub-tier suppliers. Compaq may, at its option, require the Supplier to submit such parts and/or review associated documentation.

       2.0    Capability Studies

       A preliminary process capability study will be performed on all critical parameters (Attachment A) prior to revenue production to ensure statistical control.

       3.0    Equipment verification

       Gauge reproducibility and repeatability, along with equipment correlation studies, will be evaluated at this time


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

       4.0    Out of Box Audit-OBA

       The supplier or the supplier's agent will perform an out-going product inspection to assure conformance to the specification and associated quality criteria. All failures will require an [*] for closure. Compaq must be notified immediately (within [*] ) of any failure. The results of the inspection will be used to determine product acceptability and to evaluate product problems during manufacturing. Inspection data will be reported to Compaq per the PMP. The report shall consist of, but not limited to, the following:

       1. Lot quantity

       2. Inspection sample size

       3. Quantity rejected

       4. P-chart

       5. [*]

       6. Defect Pareto for all failures

       At a minimum the inspection criteria will include the following:

       Workmanship, Compaq cosmetic specification, Kiting, Documentation, Labels, Packaging, and Pallet sizes

       5.0    Compaq System Test

       (Compaq System Test will [*] at this time)

       6.0    Program/Product/Process Review

       The primary goals of the program/product/process review are identification and elimination of potential trouble areas early in the business relationship and to establish a system which will assure all products and processes reflect continuous improvement and uniformity. Compaq and the Supplier will review all available information. Discrepancies will be identified and documented prior to production. Corrective action shall be established to reduce and/or eliminate any problems. Approval to initiate shipment to Compaq is signified by completion and approval by Compaq of the following:

       1. Compaq Product Specification at Revision A or greater.

       2. Certification to applicable National and International Standards

       3. Meeting all Compaq product specification requirements

              a)     Electrical

              b)     Visual

              c)     Mechanical

              d)     Agency

              e)     Quality

              f)     Shock and Vibrations / Packaging

       7.0    Environmental


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

VII.   MANUFACTURING PROCESS/SUPPLIER CERTIFICATION

       The following minimum requirements must be fulfilled in order for a supplier to be approved as a Compaq Certified Participant

       Process Capability: All critical parameters must maintain a process capability index [*] or demonstrated equivalent capability.

       Correlation: if required, the [*] must maintain a minimum correlation coefficient [*]

       Measurement Precision / Correlation: Repeatability/reproducibility and correlation requirements as stated in the SDPR must be satisfied.

       [*] documented performance as a Compaq supplier measured from initiation of the certification process.

       [*] with an overall Supplier Rating of "Excellent" as measured by a documented supplier rating system. This criteria directly relates to the supplier's immediate past performance concerning support of corporate materials objectives.

       The amount of business conducted with the supplier shall be judged and documented by the commodity group to be a significant proportion or of strategic importance.

       The Supplier must be a [*]

       A Compaq Supplier Survey shall be on file at Compaq.

       Objective evidence of supplier continuous improvement must be available.






                                  ATTACHMENT A



                               CRITICAL PARAMETERS


           PROCESS NAME              PARAMETER                 [*]
           ------------              ---------                 ---
      [*]                      [*]                     [*]
      [*]                      [*]                     [*]
      [*]                      [*]                     [*]


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT B



                              SPECIFICATION REVIEW

The supplier has reviewed the Compaq product specifications for the applicable part numbers and agrees to the product specifications or notes the following exceptions.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------
NAME                               DATE

                                  ATTACHMENT C
                                       [*]
                       Supplier Corrective Action Request


SCAR#                                           Open Date
                                                Closed Date
CPN                                             Reference Doc.
CPN disc.:                                      Supplier
Requester                                       Supplier Contact

Lot #
Lot Qty
Rej. Qty
[*]
Defect


Discipline 1   [*]                              [*]

Discipline 2                              [*]                             Date:

Discipline 3                              [*]                             Date

Discipline 4                              [*]                             Date

Discipline 5                              [*]                             Date

Discipline 6                              [*]                             Date

Discipline 7                              [*]                             Date

Discipline 8                              [*]                             Date



       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT D
                                  PROGRAM GOALS



In the event this product goes through a Compaq factory integration the [*] goal for Supplier fault failures in the Compaq factory is [*].


PROGRAM GOALS -

These goals are set [*] year with [*] - Brocade will reset these goals this [*]. Brocade has consistently bettered these goals.


                PROCESS                                    GOAL
                -------                                    ----
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]
[*]                                       [*]


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                             DELIVERABLE WORKSHEETS

SUMMARY

Supplier:          Brocade
                   1901 Guadalupe Parkway
                   San Jose, CA 95131

Manufacturer:      [*],  San Jose, CA

Compaq P/N:        380591-B21 8-port fiber channel switch, rack mount kit
                   380578-B21 16-port fiber channel switch, rack mount

Supplier Model #:  BR1630 -0011, -0010

Purpose: Approve [*] and Brocade as supplier for the fiber channel switch used in Storage Area Networks. The [*] (Brocade silkworm) is a fibre channel switch for Storage Area Networks
                   (SAN) which contains a gigabyte Interface Connector (GBIC) which is field serviceable. [*] has been producing the product since [*]. RMAs will go through Brocade and [*] will perform repairs. FW is field up-gradable. The switch itself, the PCAs, and the GBICs are serialized. [*] purchases components, builds, tests, and ships the units.

QUALITY SYSTEMS SURVEY: Rating [*]

Supplier Self Survey: Performed at [*] and Brocade by
                      [*]

Survey on file with Compaq Procurement engineering.

ENVIRONMENTAL SURVEY: Rating [*]

Supplier Self-Survey: Performed at [*] performed by [*],
                      Manager, Environmental Health and Safety on 2 Dec 98

Survey on file with Compaq Procurement engineering.


       Business Survey: RATING = [*]

Supplier Self survey: Performed by [*]

Survey on file with Compaq Procurement engineering.


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CAPACITY:  No capacity Issues

[*] submitted capacity analysis states capacity as [*] currently and increasing to [*] in [*] as [*] adds a second manufacturing line. Current build plan is [*] increasing to [*] in [*] . Compaq is currently forecasting [*].


                                     STEP 2

STEP 2 RISKS AND ISSUES:   No open issues


                                     STEP 3

2.12 Line Audit/Survey
Line audit performed by [*] and [*] on [*].
FAI Sample unit passed visual/cosmetic and final functional test.

2.13 Line Audit Findings
A trip report detailing the line audit and FAI is on file. [*] and [*] during the audit are listed in the following table:


           DISCREPANCY                                RESOLUTION                          STATUS
           -----------                                ----------                          ------
[*]                                 1.  [*]                                               CLOSED
                                    2.  [*].  This printout would accompany the
                                        switch to final QA. Due (4/7)

Provide OBA sample plan             Document and return to revision A sampling plan       CLOSED

[*]                                     [*]                                               CLOSED

[*]                                     [*] Any failures or defective materials are       CLOSED
                                        expeditiously sent to MRB.

[*]                                 [*]                                                   CLOSED


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                YIELDS AT RELEASE


                               MARCH         MARCH
                             (GENERIC)      (COMPAQ)
                             ---------      --------

    In-circuit (PCA)         [*]
    Functional (PCA)         [*]
    Burn-in                  [*]
    Final Test               [*]             [*]
    Final Inspection         [*]             [*]
    [*]                      [*]             [*]


STEP 3 RISKS AND ISSUES: No issues.

STEP 3 CONTINGENCY/DEVIATIONS/WAIVERS:  None

RECOMMENDATION:

Recommend Brocade and [*] be approved to manufacture the [*] Fibre channel switch.


CAPACITY: ASSESSMENT

                                                  MAR        APR        MAY        JUN       JUL
                                                  ---        ---        ---        ---       ---
TOTAL CAPACITY                                 [*]        [*]        [*]        [*]        [*]

BUILD SCHEDULE                                 [*]        [*]        [*]        [*]        [*]

CPQ  FORECAST  8 PORT                                     [*]        [*]        [*]        [*]

CPQ FORECAST  16 PORT                                     [*]        [*]        [*]        [*]


CAPACITY: PLANS TO MEET UPSIDE REQUIREMENTS

                     LEAD TIME
      UPSIDE        REQ'D WEEKS
      ------        -----------
       [*]          [*]
       [*]          [*]
       [*]          [*]
       [*]          [*]


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

MATERIAL: ASSESSMENT:

Supplier        Component       Lead Time          Plans to meet upside
--------        ---------       ---------          --------------------
[*]             [*]             [*]                [*]
[*]             [*]             [*]                [*]
[*]             [*]             [*]                [*]
[*]             [*]             [*]                [*]

Burn-in oven would require [*] time. All other commodities are [*] lead time for [*] flex. Silkworm production capacity is currently [*] . Brocade reviews capacity requirements on a [*] basis with our manufacturing partner and key component suppliers. Capacity is assessed and documented for each step in the manufacturing process, and capital requirements to support incremental increases in capacity are documented and modified monthly.

Brocade has developed partnerships with suppliers of strategic components (e.g., ASICs, optical modules, Brocade unique components) that involve ongoing communication of forecast information, technology roadmap exchanges, [*] supplier performance reviews, executive forums, and supply chain optimization activities. Brocade and [*] jointly manage Brocade's component supply base, with Brocade as the lead for strategic components and [*] as the lead for standard components. [*] provides turnkey inventory management.


                                     STEP 3

DESCRIPTION OF TEST AND INSPECTION EQUIPMENT, TOOLS, PLANS, AND  PROCESSES

[*] The units next go to final test which is a [*] a longer cable to check attenuation. Next all units go through final inspection for cosmetics and a shortened functional test. Units next proceed to packing, post packing inspection or OBA, and shipping. [*] is pulled from packing to go to ORT.


IN-CIRCUIT TEST

ICT is done on a [*]. The test coverage is approximately [*] on the [*] boards. On the [*] the test coverage is limited by number of test points available in the fixture - we are using all the approx. [*] test points available. There are a large number of [*] resistors on the board. The components that [*] using [*] that [*] the [*].

       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Functional test (PCA)

At functional test the [*] is assembled into a [*] for test. The test is done using the [*] test. This test executes on [*] ports. The ports [*] configured such that certain [*]. The processor transmits [*] then enters a monitoring state during which it prints status information to the telnet session.

       Burn-In

In burn-in an assembled switch runs the dynamic Burn-in test to cycle test for [*] . Temperature is elevated to [*] for [*] and then to [*] for the remaining burn-in time. The tests run include [*] Test, [*] test, [*] Test, [*] test, [*] Test and [*] test. Automatic power cycling occurs [*] and monitoring is performed.-

       Configuration

The switch is loaded with the port cards and GBICs according to customer requirements. The manufacturing FW is replaces with customer specific FW.

       Final Test / Inspection

The configured switch is tested using a telnet session running the Special System test that includes [*], [*], and [*] tests. A cosmetic inspection and a final check of the configuration are done using appropriate customer checklist.

       Out Of Box Audit (OBA)

Units ready to be sealed are removed from their packaging and functionally tested and inspected as called out in the appropriate instructions.


RELIABILITY TEST

From the packaging area [*] is loaded into the ORT test bed until a [*] units are under test. A new unit is placed in test and the oldest unit is removed [*]. ORT consists of looping the [*] for [*]. The test environment remains at [*] during this time. Brocade performed ORT from [*]. From [*] has been performing ORT. Copies of the Brocade ORT procedure and the [*] instruction for ORT burn-in log record is on file. [*] is currently performing the ORT testing. To date a total of [*] switches accumulating [*] with [*] have been run. From [*] switches were run and [*] were accumulated with [*] failures as follows:

1. [*]

2. [*]

3. [*]


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

YIELD HISTORY  (GENERIC)

                                                        JAN
           STATION               OCT     NOV     DEC     99    FEB     MAR
           -------             ------- ------- ------- ------ ------ --------
ICT                             [*]     [*]     [*]     [*]    [*]     [*]

FCT                             [*]     [*]     [*]     [*]    [*]     [*]

Burn-in                         [*]     [*]     [*]     [*]    [*]     [*]

Final test                      [*]     [*]     [*]     [*]    [*]     [*]

Final Inspection                [*]     [*]     [*]     [*]    [*]     [*]

OBA                                                     [*]    [*]     [*]

HASS                                                    [*]    [*]     [*]

OBA
Feb :  [*]

       [*]

Mar:   [*]


ARR HISTORY

                                                               JAN
DATE                1Q98     2Q98     3Q98    4Q98    TOTAL     99     FEB    MAR
----                ----     ----     ----    ----    -----    ----    ---    ---
Install base        [*]      [*]      [*]     [*]     [*]      [*]     [*]    [*]

Returns             [*]      [*]      [*]     [*]     [*]      [*]     [*]    [*]

ARR                 [*]      [*]      [*]     [*]     [*]      [*]     [*]    [*]

ARR Monthly                                                    [*]     [*]    [*]

FA OF RETURNS

JAN 99:

[*]


4Q98:

(NDF and customer caused defects are included):

[*]
[*]
[*]
[*]

FA and corrective actions for returns are on file with procurement engineering.


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

MTBF

Based on ARR calculation = [*]


TOP DEFECT PARETOS AT RELEASE:


STATION                      DEFECT AND PERCENT OF PARETO
-------                      ----------------------------
Burn-in                      [*]

Final test                   [*]

OBA                          [*]

[*]                          [*]


CORRECTIVE ACTIONS AND IMPROVEMENT PLANS:

[*]
[*]
[*]
[*]
[*]


PRODUCT CONFIGURATION

   CPQ P/N            DESCRIPTION             UPC             JAN          SUPPLIER MODEL
   -------            -----------             ---             ---          --------------
380591-B21      8-port fiber channel      741372751188    4948382083043    CQ-1630-0002
                switch, rack mount kit

380578-B21      16-port fiber channel     743172751171    4948382083036    CQ-1630-0001
                switch, rack mount kit

       1.     Agency approvals:

        COUNTRY                       SAFETY                  EMC
        -------                       ------                  ---
        United States                 UL 1950                 FCC Part 15 Class A

        Canada                        CSA 22.2  No. 950       CSA 108.8 Class A

        Japan                         IEC 60950               VCCI (CISPR-22)

        EC and EFTA countries         EN60950                 EN 55022:1994/EN50082-
                                                              1:1992
                                                              (CE MARK)

        Australia New Zealand         AS/NZS 3260:1993        AS/NZ 3548
                                                              (C-Tick mark)

        International                 IEC 950                 CNS 1348 (BCIQ logo)

       Labels:

       Compaq P/N, Description, Count contained, UPC or JAN codes, [*] [*], Spares label, Compaq Logo tape

       Jumpers / switch setting: Power Switch in OFF position

       FW at release: [*]]

       Bezel color: [*]

       Bezel marking: 'Compaq Storage works Fibre Channel Switch'


       * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                             PROCESS MANAGEMENT PLAN

                                                LOT SIZE                                           STOP SHIP CRITERIA/
                                                 SAMPLE         REPORT       REPORT                  REACTION OUT OF
PROCESS        PARAMETER     SPECIFICATION        PLAN          METHOD      FREQUENCY               CONTROL CONDITION
------------   -----------   --------------   ------------    -----------   ---------   ------------------------------------------
BURN-IN        YIELD         PASS/FAIL        [*]             YIELD CHART      [*]      1. [*]
                                                                                           PRODUCTION OF PRODUCT.
GENERIC        DIAGNOSTICS,                                                                NOTIFY COMPAQ WITHIN 24 HOURS.
PRODUCT        POWER
               CYCLING
SYSTEM -       YIELD         PASS/FAIL        [*]             YIELD CHART      [*]      1. IF FAILURES EXCEED [*] DUE TO
FINAL TEST -                                  WORK            [*]                          [*] FAILURES NOTIFY COMPAQ WITHIN [*].
COMPAQ         FUNCTIONAL                     INSTRUCTION                                  OPEN [*]; DETERMINE ROOT CAUSE AND
PRODUCT        TEST                                                                        TAKE CORRECTIVE ACTION FOR ALL [*]
                                                                                           FAILURES.
OUT OF BOX     YIELD         COMPAQ BOM,      SAMPLE
AUDIT                        DESIGN AND       PER [*] POST    YIELD/DPPM,      [*]      1. ON [*] RELEVANT [*],
(OBA)          VISUAL-       COSMETIC SPECS,  PACKAGING       [*]                       2. INSPECT/TEST ALL UNITS IN THE LOT
               MECHANICAL-   PACKAGING,       INSPECTION                                3. NOTIFY COMPAQ WITHIN [*] WORKING
COMPAQ         COSMETIC      LABELS, AND      PROCEDURE                                    HOURS OF ANY [*] FAILURE
PRODUCT        INSPECTION,   PALLETIZATION                                                 OPEN [*]; DETERMINE ROOT CAUSE AND TAKE
               ACCESSORY                                                                   CORRECTIVE ACTIONS FOR ALL [*] FAILURES.
               KITS,
               PALLETS

FINAL          YIELD         PASS/FAIL        [*]             YIELD CHART      [*]      1. ON [*] FAILURE STOP SHIPMENT,
QUALITY                                                       [*]                       2. INSPECT/TEST ALL UNITS IN THE LOT
AUDIT                                                                                   3. NOTIFY COMPAQ WITHIN [*] WORKING
                                                                                           HOURS OF ANY [*] FAILURE
COMPAQ                                                                                  4. OPEN [*] DETERMINE ROOT CAUSE AND
PRODUCT                                                                                    TAKE CORRECTIVE ACTIONS FOR
                                                                                             ALL [*] FAILURES.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                             PROCESS MANAGEMENT PLAN

                                                                                                          STOP SHIP CRITERIA/
                                                 LOT SIZE          REPORT              REPORT                 REACTION TO
PROCESS      PARAMETER        SPECIFICATION      SAMPLE PLAN       METHOD            FREQUENCY          OUT OF CONTROL CONDITION
-----------  ---------------  ----------------   ---------------   ---------------  --------------   ------------------------------
[*] SUMMARY  N/A              N/A                N/A               LIST             [*] REPORT DUE   SUMMARY OF ALL [*] BOTH CLOSED
                                                                                    BY THE [*] OF    AND OPEN FOR THE MONTH
                                                                                    THE [*] FOR
                                                                                    THE PREVIOUS
                                                                                    [*] DATA

ECN / PCN    ECNs / PCNs      ALL IMPLEMENTED    N/A               LIST             [*] REPORT DUE   SUMMARY OF ALL ECNs / PCNs
 LOG                          AND PROPOSED                                          BY THE [*] OF    IMPLEMENTED TO DATE AND
                              ECN/PCNs WITHIN                                       THE [*] FOR      ECNs / PCNs TO BE IMPLEMENTED
                              90 DAY                                                THE PREVIOUS     WITHIN [*] DAYS
                              LEAD TIME                                             [*] DATA

DEFECT       DEFECT PARETO    N/A                N/A               LIST             [*] REPORT DUE   SUMMARY OF TOP [*] FROM FINAL
PARETOS AND  FOR TOP                                                                BY THE [*] OF    [*] TEST, [*], AND CORRECTIVE
CORRECTIVE   DEFECTS                                                                THE [*] FOR      ACTIONS WITH IMPLEMENTATION
ACTIONS      CAUSING [*] OF                                                         THE PREVIOUS     DATES FOR EACH [*]
             REJECTS AND                                                            [*] DATA
             CORRECTIVE                                                                              [*].
             ACTIONS

ORT/HASS     PER BROCADE      PER BROCADE        [*] UNDER TEST    NUMBER OF        [*] REPORT DUE   NOTIFY COMPAQ WITHIN [*]
             ORT TEST         ORT/HASS           PER BROCADE       UNITS TESTING,   BY THE [*] OF    WORKDAYS OF A [*] FAILURE IN
             PROCEDURE        TEST PROCEDURE     ORT/HASS          FAILURES,        THE [*] FOR      ORT TESTING. SUBMIT CORRECTIVE
                                                 PROCEDURE         DEFECT PARETO,   THE PREVIOUS     ACTION AND IMPROVEMENT PLANS
                                                                   CORRECTIVE       [*] DATA         WITHIN [*] WORKDAYS.
                                                                   ACTIONS,
                                                                   IMPROVEMENT                       [*]
                                                                   PLAN

ARR          VERIFIED FIELD   [*]                MONTHLY           REPORT RETURNS   [*] REPORT DUE   IF  ARR EXCEEDS LIMIT NOTIFY
             FAILURES AND                        RETURNS           BY MONTH         BY THE [*] OF    COMPAQ WITHIN [*] WORKDAYS.
             TOTAL FIELD                                           COMPAQ ARR %     THE [*] FOR      SUBMIT CORRECTIVE ACTION
             RETURNS                                               INSTALLED BASE   THE PREVIOUS     PLAN WITHIN [*] WORKDAYS.
                                                                   AND              [*] DATA
                                                                   ALL OTHER ARR%                    [*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT E
                                SERVICES ADDENDUM

This Addendum to the Corporate Purchasing Agreement ("CPA") between Buyer and Seller ("Addendum") provides additional terms and conditions governing the procurement of Services and/or Spares designated in Exhibit 1, "Schedule of Spares" by Buyer. In the case of conflict between the CPA and this Addendum, this Addendum will take precedence. Terms not otherwise defined herein shall have the corresponding definitions ascribed to them in the CPA.

A.      SPARE PARTS AVAILABILITY

        1. Seller shall make available for purchase by Buyer and/or Buyer's authorized third party, replacement Products in "new" and/or "like new" condition (collectively designated herein as "Spares") as set forth in the Schedule of Spares. Spares are considered either whole units (switches), or sub-assemblies (ex. [*]), "Like new" is defined as Spares that have been refurbished to the latest mandatory revision to meet all applicable electrical, mechanical, firmware and cosmetic specifications and Engineering documentation, including the replacement of damaged or missing non-functioning parts.

        2. Seller and Buyer agree that Spares will be owned and held by Buyer. Buyer reserves the right to purchase Spares on an "as needed" basis subject to lead time. Buyer will maintain stock on hand sufficient to service the anticipated needs of Buyer's installed base.

B.      PRICING

        1. Pricing for Spares is set forth in the Schedule of Spares. Pricing shall remain fixed for the Contract Pricing Period as set forth herein of [*] days. [*] days prior to the end of the then current Contract Pricing Period, Buyer and Seller shall meet to review the pricing of Spares. The Schedule of Spares will be amended to reflect any adjustment in pricing the parties mutually agree will apply to the subsequent Contract Pricing Period.

        2. If pricing for Spares referenced in the Schedule of Spares cannot be agreed upon for a subsequent Contract Pricing Period, those items of Spares for which pricing can not be agreed upon will be deleted from this Addendum. If pricing for [*], Buyer shall have the [*] to [*] this [*], upon written notice to Seller, as it [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        3. In the event that No Trouble Found (NTF) returns exceed the terms outlined in section 11.2 of the Corporate Purchase Agreement, the following NTF charges may apply:

                              BROCADE                                                COMPAQ P/"s
                   --------------------------------        ----------------------------------------------------------------
                    Order P/N            Mfr. P/N          2-5-2 part #       6-3 part #      Spare part #       NTF Charge
                   ------------       -------------        ------------       ----------      ------------       ----------
8-port switch      CQ-1630-0002       80-0000106-04        30-56042-01        127552-B21       127660-001           [*]
16-port switch     CQ-1630-0001       80-0000105-04        30-56042-02        127553-B21       127660-002           [*]

FRUS:
Motherboard         XCQ-000001        60-0000005-01        29-34243-01        401930-001                            [*]
CPU Board           XCQ-000002        60-0000006-01        29-34244-01        401931-001                            [*]
G-Port Board        XCQ-000003        60-0000007-01        29-34245-01        401932-001                            [*]
Power Supply        XCQ-000004        60-0000012-01        29-34246-01        401933-001                            [*]
[*]                 XCQ-000005        60-0000008-01        29-34249-01        401934-001                            [*]
[*]                 XCQ-000009        60-0000009-01        29-34468-01        128328-001                            [*]

C.      DELIVERY

        1. Seller agrees to stock replacement inventory of Spares at a minimum of [*] geographical location of [*].

        2. Seller shall utilize failure data or any other information available to Seller as manufacturer of the Spares, coupled with a non binding forecast supplied by Buyer, to establish proper stocking levels required for Seller to ship [*] percent [*] of orders received to the specified location within [*] business day of order receipt. The [*] percent [*] metric applies to all orders transmitted to Seller between the hours of [*]. on the same business day pst time. Seller shall immediately notify Buyer, in writing, if Seller has knowledge of any event which is reasonably likely to delay any specified delivery.

        3. Seller further agrees that it will maintain a standard of [*] percent [*] for mistake free order processing and that less than [*] of Spares delivered to Buyer or Buyer's customer will be [*]. For purposes of this metric, [*] is defined as an out of box Spare that is [*] either due to wrong part shipped, under [*], incomplete, damaged, or functional failure ([*] within [*] following installation). Seller will resolve any order processing errors, delivery issues or [*], the [*] after notification by Buyer.

        4. Buyer will measure Seller's performance to delivery metrics set forth in C.2 based upon the date stated on Buyer's electronic order. In the event Seller fails to meet these metrics, Buyer may, at its option, (I) establish a new mutually agreed upon delivery schedule for the Spares whereby [*] for premium transportation required to expedite delivery of such Spares, or
                (ii) [*]. If Seller delivers Spares outside of the required delivery "window", Buyer reserves the right to refuse said shipment and return the shipment, freight collect, to the Seller. These [*] and [*] are in addition to any other [*] and [*] or elsewhere in this Addendum.

D.      TIME IS OF THE ESSENCE

        Buyer and Seller hereto acknowledge that TIME IS OF THE ESSENCE to this Agreement, and that Buyer will suffer substantial damage in the event Spares are not delivered on time.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

E.      QUALITY

        Seller shall ensure that all Spares and/or Services delivered hereunder comply with the CPA "Quality Assurance" Addendum.

F.      RIGHTS AND ASSISTANCE TO [*]

        1. It is mutually agreed between Buyer and Seller that Seller [*] or [*] Products or Spares should Seller [*] herein, and a reasonable cure period of at least [*]. Should Seller be [*], Seller will provide Buyer, at [*], a list of [*] and the list of [*] for those [*]. The [*] that are not available to Buyer from [*] other than Seller are to be listed. Those [*] having generic industry [*] and available to Buyer shall be [*] to generic [*]. Seller further [*] Buyer with the [*] for [*] the [*] and/or [*] Products or Spares, along with [*], etc, of the [*] involved/required to perform such [*]. Seller [*] to the Buyer within [*] days from Buyer's written request and from Seller's written notification of [*].

        2. Upon mutual agreement, Seller shall, [*], and upon reasonable notice, provide technical assistance and any [*] (subject to availability) necessary to [*]. Seller shall provide this service within [*] after 'mutual agreement for on-site support.

        3. Upon mutual agreement Seller [*] Buyer or Buyer's selected [*] parties in any way with respect to the [*]. This support will continue during the Term of Availability and for so long as such Products and/or Spares are made available to any of Seller's other customers; [*].

G.      WARRANTY

        1. Seller hereby warrants refurbished Spares for [*] months from the date of shipment from Seller. Refurbished Spares will be date coded indicating date of repair, to include human readable characters, in English, in plain sight.

        2. Seller shall use commercially reasonable efforts to provide Flow-Through Warranty for Spares that are sold to Buyer from Seller utilizing 3rd party suppliers. This warranty passed to Buyer from Seller shall be no less than the warranty provided by the Seller. Such Spares should be noted as such in the Schedule of Spares

        3. Buyer may appoint an Authorized Service Agent to administer the warranty process. Seller will recognize said appointment and will assist Buyer's Authorized Service Agent, as required by Buyer, to maintain the warranty process described herein

        4. Seller shall bear all warranty costs such as labor, material, and inspection. If Buyer or [*] any such [*] them [*]. Buyer shall bear the cost of shipping Product to Seller's facility and Seller shall bear the cost of shipping Product back to Buyer's facility.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

H.      OUT-OF-WARRANTY SERVICE

        1. Spares submitted by Buyer for repair once the warranty period has expired will be in reasonably good condition and repairable. In the event Spares submitted for repair have been damaged beyond repair as determined by Seller, Seller will not be obligated to refurbish such Spares. Seller agrees to notify Buyer's Service Organization within [*] business days of receipt of discrepant or non-repairable Spares, as long as quantity returned at any one time does not exceed mutually agreed volumes.

        2. Seller shall have [*] business days from the date the Spares [*] for repair and return to Buyer.

        3. Seller hereby warrants Replacement Spares for [*] months from the date of shipment.

        4. Buyer will provide Seller with a non-binding estimated rolling twelve (12) month forecast on a monthly basis.

        5. Delivery of repaired Spares by Seller shall be FOB origin. Buyer shall pay all transportation charges and bear all risk of loss or damage during transit

I.      ENGINEERING CHANGES

        Seller agrees to provide Buyer's authorized representative all information necessary for Buyer to maintain a complete and accurate revision matrix for all parts supplied to Buyer. The revision matrix allows a Field Engineer to understand the functional relationship between the revision levels of parts in a unit and the revision level of the item being installed. This information allows Buyer to determine if a specific Engineering Change to any part affects the upward or downward compatibility of any part or subassembly in the whole option or device.

J.      ESCALATION

        Seller agrees that during the term of this Addendum, it shall designate a Seller Representative who shall act as Buyer's primary contact for any service issues regarding parts procurement, exchange, repair or quality. Seller must prepare and present to Buyer an internal written escalation process and said Representative or designated backup(s) must be available to Buyer, at least by pager, Monday-Friday, 7:00am-7:00pm pst Seller shall provide technical support to Buyer for duration of this Addendum including the [*] Term of Availability. Seller will resolve all issues deemed to be Priority 1 Product "bugs", correct any problems with production, and provide a service solution to Buyer for its customers. Seller shall acknowledge escalated cases within [*] business day and both parties shall agree to provide a resolution within a mutually acceptable time to be decided on a case by case basis. At Buyer's request, and if available locally, on-site technical support by Seller shall be made available to Buyer or its authorized third (3rd) party. This will be determined on a case by case basis.

K.      DIRECT PROCUREMENT OF SPARES

        EXHIBIT F, SCHEDULE OF SPARES, DATED: _________.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AGREED TO AND ACCEPTED BY:

(SELLER)                                 COMPAQ COMPUTER CORPORATION (BUYER)

BY:                                      BY:
      ------------------------------            --------------------------------
          (AUTHORIZED SIGNATURE)                     (AUTHORIZED SIGNATURE)

NAME:                                    NAME:
      ------------------------------            --------------------------------
            (TYPED OR PRINTED)                         (TYPED OR PRINTED)

TITLE:                                   TITLE:
      ------------------------------            --------------------------------
            (TYPED OR PRINTED)                         (TYPED OR PRINTED)

DATE:                                    DATE:
      ------------------------------            --------------------------------

                                    EXHIBIT F

                 PRODUCT, SPARES AND/OR SERVICES SPECIFICATIONS

                                                        8 PORT SWITCH
                ----------------------------------------------------------------------------------------------------
                          BROCADE                                      COMPAQ P/"s
                ---------------------------  -----------------------------------------------------------------------
                 Order P/N       Mfr. P/N    2-5-2 part #  6-3 part #  Spare part #   UPC code  JAN code  Rev. Level
                ------------  -------------  ------------  ----------  ------------   -------   --------  ----------
w/o GBIC        CQ-1630-0002  80-0000106-04  30-56042-01   127552-B21   127660-001      N/A        N/A        [*]
w/GBIC         CQ-1630-0004  80-0000108-04      N/A          N/A                       N/A        N/A

FR"S:
Motherboard      XCQ-000001   60-0000005-01  29-34243-01   401930-001                   N/A        N/A
CPU Board        XCQ-000002   60-0000006-01  29-34244-01   401931-001                   N/A        N/A
G-Port Board     XCQ-000003   60-0000007-01  29-34245-01   401932-001                   N/A        N/A
Power Supply     XCQ-000004   60-0000012-01  29-34246-01   401933-001                   N/A        N/A
[*]              XCQ-000005   60-0000008-01  29-34249-01   401934-001                   N/A        N/A
[*]              XCQ-000009   60-0000009-01  29-34468-01   128328-001                   N/A        N/A

                                                       16 PORT SWITCH
                -----------------------------------------------------------------------------------------------------
                          BROCADE                                           COMPAQ P/"s
                ----------------------------  -----------------------------------------------------------------------
                 Order P/N        Mfr. P/N    2-5-2 part #   6-3 part #  Spare part #   UPC code  JAN code  Rev Level
                ------------   -------------  ------------   ----------  ------------   --------  --------  ---------
W/o GBIC        CQ-1630-0001   80-0000105-04  30-56042-02    127553-B21   127660-002      N/A        N/A       [*]
W/GBIC          CQ-1630-0003   80-0000107-04      N/A           N/A                       N/A        N/A

FR"S:
Motherboard           Same as 8-port
CPU Board
G-Port Board
Power Supply
[*]
[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT G

                        COMPAQ SUPPLIER COMPLIANCE POLICY

Compaq Computer Corporation is proud of its reputation for integrity and honesty in its business dealings. Our corporate culture of fairness and quality is one of our most valuable assets. Maintaining this reputation is an ongoing process, and Compaq considers it to be one of its most important jobs.

It is essential that the highest standards of conduct be observed by Compaq, as well as its suppliers. In fact, Compaq believes that it suppliers must operate at the same high level of integrity as Compaq. In this regard, Compaq has adopted a Supplier Compliance Policy. As part of this policy, Compaq suppliers must comply fully with the requirements set forth below. This policy requires that Compaq suppliers and their employees exercise the highest degree of honesty and integrity in conducting their business with Compaq, as well as other third parties.

I. ETHICAL STANDARDS Compaq expects its suppliers to avoid conflicts of interest that create opportunities for abuses and allegations of commercial bribery.

        A. Conflicts of Interest -- Suppliers are expected to avoid any action which may involve, or appears to involve, a conflict of interest with Compaq.

        B. Business Courtesies -- Business should be won or lost on the merits of the products and services being offered by its suppliers. Therefore, supplier funds or personal funds of its employees should not be used to provide a business courtesy unless the gift is commemorative, ceremonial or customary in nature and has an insubstantial value. Under no circumstances should a kickback or bribe ever be offered to Compaq or its employees.

II. ENVIRONMENTAL STANDARDS Compaq expects its suppliers to conduct their business in a manner that provides a safe, healthy and environmentally friendly workplace and meets or exceeds all applicable environment and work place legal requirements.

        A. Hazardous Materials, Air Emissions & Waste Water Discharges -- Compaq requires that each of its suppliers comply with all applicable environmental laws and regulations regarding hazardous materials, air emissions and waste water discharges, including those regarding the manufacture, transportation, storage, disposal, and release to the environment of such materials.

        B. Health & Safety -- Compaq expects its suppliers to maintain their facilities in a safe and healthy manner and in compliance with all applicable laws and regulations.

III. EMPLOYMENT STANDARDS Compaq expects its suppliers to foster human dignity by treating their employees fairly and with respect. Compaq requires that its suppliers comply with all applicable national, state and local employment laws.

        A. Child Labor -- Compaq expect its suppliers to refrain from using child labor. Workers can be no less than 14 years of age and not younger than the compulsory age to be in school. Compaq supports the development of legitimate workplace apprenticeship programs for the educational benefit of young people.

        B. Prison Labor -- Compaq expects its suppliers to refrain from utilizing prison or forced labor within their work forces.

        C. Disciplinary Practices -- Compaq expects its suppliers to refrain from using corporal punishment or other forms of mental or physical coercion with their employees.

        D. Working Hours -- Compaq expects its suppliers to comply with all applicable laws regarding compensation for overtime work performed by their employees. Additionally, employees should be allowed at least one day off in seven.

IV. COMPETITIVE STANDARDS Compaq expects its suppliers to compete fairly and vigorously within the marketplace. Compaq discourages anti-competitive practices by its suppliers that inhibit the operation of a free-market economy. Compaq requires that its suppliers comply with all applicable competition laws.

        A. Price fixing -- Compaq expects its suppliers to refrain from collaborating with competitors to fix prices for its goods.

        B. Anti-competitive Practices -- Compaq will not tolerate anticompetitive practices by its suppliers, including efforts to allocate markets or customers among their competitors or to fix bids.

V. CONFIDENTIALITY Compaq requires that its suppliers enforce a policy that ensures the confidentiality of all proprietary or confidential information provided by Compaq.

        A. Non-disclosure Agreement -- Compaq requires that its suppliers comply with the terms of the Confidentiality and Non-disclosure Agreements that have been entered into with Compaq.

        B. Other Confidentiality Obligations -- Compaq requires its suppliers to refrain from making unauthorized disclosures to Compaq of third party confidential information.

VI. COMPLIANCE WITH GOVERNMENT LAWS AND REGULATIONS Compaq expects its suppliers to comply with all applicable laws and regulations governing their business relationships with Compaq. In addition, Compaq requires that its Suppliers agree to implement and maintain a Small, Woman-Owned, Minority Business Enterprise (SWMBE) program in accordance with Federal Acquisition Regulations (FAR) 52.219-0(d)(ll)(iii). Upon request by Compaq, Suppliers agree to provide Compaq with written certification of its compliance with the SWMBE Federal Acquisition Regulations.

Compaq is dedicated to maintaining its reputation for fairness and integrity. In many ways the future success of both Compaq and its suppliers depends on our ability to build on these high standards.

The foregoing requirements are not intended to be all-inclusive, and Compaq expects its suppliers to exercise ethical judgment beyond strict compliance with the law, and to be responsive to the concerns of the communities in which they operate. Failure to comply with the above requirements may result in reduction of business with Compaq, or in some instances, termination of your relationship with Compaq. Understanding and complying with the above requirements will help to ensure that our mutual business activities are conducted in the highest ethical and professional manner.

                                    EXHIBIT H

                  DOCUMENTATION, TRAINING AND TECHNICAL SUPPORT

I.      SERVICE AND SUPPORT REQUIREMENTS

        Buyer will be responsible for working directly with the End Users, and Seller Support will work directly with Buyer to support Buyer personnel, as necessary. Buyer represents and warrants that it is experienced in, capable of, and staffed to provide, Level 1 and Level 2 support (as defined below). Seller offers training programs to assist in attaining this level of expertise on Seller Products. Seller Support will accept calls for technical assistance only from Level II engineers who have attended Seller instructed training Courses 1 through 3.

        Seller will provide Level 3 support (as defined below).

II.     SUPPORT LEVEL DEFINITIONS

           1.0 LEVEL 1 SUPPORT

        Level 1 support is the first line, direct End User contact, most likely via a telephone call handling group provided by Buyer. Level One support includes:

           -  First contact, direct Buyer/End User interaction

           -  Information collection and analysis

           - Identification of whether the problem is known and has a known solution

           -  Troubleshooting and problem reproduction

           -  Problem report administration and tracking

        The parties agree that End Users shall not have the right to contact Seller directly for questions related to the Products.

           2.0 LEVEL 2 SUPPORT

        Level 2 support is "technical support" provided by Buyer personnel. Level 2 support is typically provided by experts in the applicable Product and who serve as the escalation point for Level 1. Level 2 support personnel are expected to resolve all known problems, installation and configuration issues, assist in firmware or driver updates at the End User site, search Seller posted Technical Notes and other technical information supplied that will assist in providing problem resolutions. All pertinent data shall be entered in Buyer's problem tracking database.

        Should the Level 2 analyst be unable to resolve a problem, either because of lack of expertise, exhausted troubleshooting knowledge, or expiration of the allotted Level 2 resolution time, the Level 2 analyst may escalate the problem to Level 3 for resolution. Level 2 personnel of Buyer will continue to diligently work with Level 3 personnel of Seller to accomplish resolution. Level 2 personnel of Buyer will communicate all resolutions back to the End Users.

Escalations should be presented to Seller engineers in the form of a problem tracking data base record with all pertinent configuration detail and failure information or symptoms documented in detail.

In an effort to maintain an efficient support organization and crisp exchange of information, Buyer will limit the number of support personnel (Level 2) authorized to contact Seller (Level 3) to [*] and ensure that these personnel have attended courses 1, 2, and 3 taught at the Seller training facility.

          3.0 LEVEL 3 SUPPORT

Level 3 support is provided by Seller System Engineers (SE) and/or Technical Support Engineers (TSE). Level 3 is the first point of contact for technical issues between Seller and Buyer. Once a problem is accepted by Seller in its sole discretion for escalation to Level 3, Seller is responsible for resolution and will utilize commercially reasonable resources to resolve such problem.

Prior to escalating to Level 3, it is expected that Buyer shall provide the following information and documentation:

           - Any error information from the device connected to the switch and from the switch.

           -  All names and revisions of hardware equipment.

           -  All firmware revisions of the drivers.

           -  Any log files from the devices connected to the switch.

           -  Any trace file from the devices connected to the switch.

           -  The configuration information of the equipment being used.

           - Detailed definition of all steps taken to reproduce and resolve this situation prior to escalation to Level 3.

Assigned Level 3 support personnel (SE and/or TSE) can be contacted via direct dial, email to an established "support" alias, web site initiated input, and by calling Seller's [*] support number. Direct access to Seller support personnel will be possible during normal Seller's business hours (8 AM to 5 PM PST, M-F). Emergency situations for [*] problems are handled via [*] at [*].

          4.0 SELLER'S SEVERITY

Definitions and Support Goals

The goal for initial response time to all telephone support requests is [*] or less during normal Seller working hours. For after hours telephone requests, the goal is [*] or less. The targeted response time for requests submitted by other means, such as email, or fax, is [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

----------------------------------------------------------------------------------------------------------------------
   Severity                     Definition                        Service Objective           Resolution Time
----------------------------------------------------------------------------------------------------------------------
1               SELLER Product is completely                Respond to initial request     [*] using commercially
                non-functional, or deemed a safety hazard,  within [*] during normal       reasonable efforts.
                situation has high impact on development    SELLER business hours, and
                or delivery efforts. Installation problems. [*] for non-business hours.
                                                            Resources applied until a
                                                            solution or acceptable work-
                                                            around is found.
----------------------------------------------------------------------------------------------------------------------
2               SELLER Product is functionally impaired,    Respond to initial request     [*]
                has substantially degraded performance but  within [*] during normal is not completely dysfunctional. There are  SELLER business hours.
                no available work-arounds.  Situation has   Resources applied
                medium impact on customer activity.         continuously, during business
                                                            hours, until a solution or
                                                            work-around is found.
----------------------------------------------------------------------------------------------------------------------
3               SELLER Product or advertised functionality  Resources applied on a         [*]
                may be slightly impaired but is             priority basis, until a
                operational, has low to no impact on        solution or a work-around is
                customer activity, and there are            found.
                work-arounds available.
----------------------------------------------------------------------------------------------------------------------
4               Generic questions, and enhancement          Answer generic questions or    Commercially reasonable
                requests.                                   provide path to answers        efforts for generic
                                                            within reasonable time         questions.  Enhancement
                                                            frames.  The SELLER web site   requests are processed on
                                                            will be the prime repository   a case by case basis.
                                                            for this type of information.
                                                            Enhancement requests will be
                                                            reviewed and implemented in
                                                            the next major release, where
                                                            feasible, or to meet specific
                                                            commitments made.
----------------------------------------------------------------------------------------------------------------------

         * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has bee requested with respect to the omitted portions.

                           TECHNICAL TRAINING PROGRAM
                                TRAINING OUTLINE



-----------------------------------------------------------------------------
                              COURSE                            DAYS     COST
-----------------------------------------------------------------------------
           1.1 FC & SAN intro:                                   1        [*]
                  Audience: Sales/Marketing/SE's

           1.2 Switch intro & features:                          3        [*]
                  Audience: Sales/Marketing/SE's

           1.3 Install/Config/Troubleshoot/Mgmt tools:           2        [*]
                  Audience: SE's, Tech support

              FULL COURSE                                        5        [*]

Note: Includes non-reproduceable copy of all course materials for each person.
Additional binders of training materials may be purchased from SELLER.

Courses will be offered at SELLER's offices in San Jose, CA or at such other facility notified to Buyer from time to time. A minimum of [*] students will be required to attend, or the course in question may, at SELLER's sole option, be canceled. Buyer agrees that it shall pay any and all travel and lodging expenses related to such training. SELLER will make these courses available to End User customers, on terms to be negotiated at SELLER's then-current rates for end user training courses.
-----------------------------------------------------------------------------


         * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has bee requested with respect to the omitted portions.

                                    EXHIBIT I

                        SILKWORM II LABEL MATRIX: COMPAQ




-----------------------------------------------------------------------------------------------------------------------
                                                               POSITIONING
-----------------------------------------------------------------------------------------------------------------------
                                                                                  on
                                                                                Pallet
                                                                                  or
                                                                                Single
                                                     on            on          Shipping
Label Name        Brocade P/N        Compaq Spec #  Switch       Carton        Container         Comments
-----------------------------------------------------------------------------------------------------------------------
[*]           56-0001488-01 Rev A         [*]        [*]                                     Approved (email) 2/25/98
-----------------------------------------------------------------------------------------------------------------------
[*]           47-0001351-01 Rev 1         [*]        [*]                                     Approved (email) 2/25/98
-----------------------------------------------------------------------------------------------------------------------
[*]           56-0001486-01 Rev A         [*]        [*]                                     Approved (email) 2/25/98
-----------------------------------------------------------------------------------------------------------------------
[*]           56-0000312-01 Rev 1         [*]        [*]
-----------------------------------------------------------------------------------------------------------------------
[*]           56-0001484-01 Rev A         [*]                                      X         Approved (email) 4/29/98
-----------------------------------------------------------------------------------------------------------------------
[*]           56-0001485-01 Rev A         [*]                      [*]
-----------------------------------------------------------------------------------------------------------------------
[*]           55-0000969-01 Rev 1         [*]                      [*]
-----------------------------------------------------------------------------------------------------------------------
[*]           56-0000003-01 Rev A         [*]         [*]
-----------------------------------------------------------------------------------------------------------------------
[*]           85-0000003-01
-----------------------------------------------------------------------------------------------------------------------


         * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has bee requested with respect to the omitted portions.

                                    EXHIBIT J


                    PRODUCT AGENCY AND REGULATORY COMPLIANCE


                                  REQUIREMENTS





COUNTRY                        SAFETY                    EMC
United States                  UL 1950                   FCC Part 15 Class A
Canada                         CSA 22.2  No. 950         CSA 108.8 Class A
Japan                          IEC 60950                 VCCI (CISPR-22)
EC and EFTA countries          EN60950                   EN 55022:1994/EN50082-1:1992 (CE
                                                          MARK)
Australia New Zealand          AS/NZS 3260:1993          AS/NZ 3548 (C-Tick mark)
International                  IEC 950                   CNS 1348 (BCIQ logo)

                                   EXHIBIT K

                             PACKAGING SPECIFICATION

                  USE COMPAQ DRAWING NO. [*] (LATEST REVISION)





         * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has bee requested with respect to the omitted portions.

                                    EXHIBIT L


                          ELECTRONIC COMMERCE AGREEMENT
                     BETWEEN COMPAQ COMPUTER CORPORATION AND
                             BROCADE COMMUNICATIONS


This Electronic Commerce Agreement ("Agreement") is made and entered into on ___________ ("Effective Date"), by and between Compaq Computer Corporation ("Compaq"), a Delaware corporation with offices at 20555 SH 249, Houston, Texas 77070 and Brocade Communications _____________________a corporation with offices at _______________, herein collectively referred to as the "Parties".


WHEREAS the Parties desire to transmit and receive data electronically and


WHEREAS the Parties desire to ensure that such transmissions are legally valid and enforceable;


NOW THEREFORE, in consideration of the premises and of the covenants and conditions set forth herein, the Parties agree as follows:


TRANSMISSION REQUIREMENTS. (a) Each Party may electronically transmit to or receive from the other Party through any means of Electronic Commerce defined to include, but is not limited to, Electronic Data Interchange (EDI), Facsimile, Electronic Mail, Internet and World Wide Web, any of the transaction sets ("Electronic Interchanges") listed in Appendix A to this Agreement or such other sets as the Parties agree to in writing from time to time. Any transmission of data that does not conform to the applicable requirements as specified in Appendix A for the type of Electronic Interchange(s) between the Parties, is/are not an Electronic Interchange(s) and shall have no force or effect between the Parties.


(b) Each Party shall adopt as its signature an electronic identification number or code ("User ID") and shall use such signature in each Electronic Interchange with the other Party. The Parties agree that a User ID, when affixed to or contained in an Electronic Interchange, shall be legally sufficient to verify the identity of the transmitting Party and to authenticate the Electronic Interchange. (C)) Electronic Interchanges shall not be deemed to have been properly received, and no Electronic Interchange shall give rise to any obligation, until accessible to the receiving Party. Upon proper receipt of any Electronic Interchange, the receiving Party shall promptly transmit a functional acknowledgment or alternate acknowledging Electronic Interchange agreed to by the Parties, which shall constitute conclusive evidence that a Electronic Interchange has been properly received) If acceptance of a Electronic Interchange is required by Appendix A, any such Electronic Interchange that has been properly received shall not give rise to any obligation unless and until the Party initially transmitting such Electronic Interchange has received a business response Electronic Interchange, as specified in Appendix A.

(e) Each Party shall establish reasonable controls to ensure the timely handling of all data transmissions and shall contact promptly the sending Party for corrective action in the event of a transmission error, such as an unintelligible or garbled transmission, or in the event electronic transmission operations are lo2. VALIDITY AND ENFORCEABILITY. (a) This Agreement has been executed by the Parties to evidence their mutual intent to create binding obligations pursuant to the Electronic Interchange specifying certain of the applicable terms. Any Electronic Interchange properly transmitted pursuant to this Agreement shall be considered a "writing" or "in writing" and any such Electronic Interchange that contains or has a User ID affixed to it ("Signed Electronic Interchanges") shall be deemed for all purposes (i) to have been "signed" and (ii) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.


(b) The Parties agree not to contest the validity or enforceability of Signed Electronic Interchanges under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the Party to be bound thereby. Signed Electronic Interchanges shall be admissible if introduced as evidence on paper in any judicial, arbitration, mediation, or administrative proceeding to the same extent and under the same conditions as other business records originated and maintained in documentary form. Each Party agrees that it will not contest the admissibility of copies of Signed Electronic Interchanges under either the business records exception to the hearsay rule or the best evidence rule on the basis that such Signed Electronic interchanges were not originated or maintained in documentary f


3. THIRD PARTY SERVICE PROVIDERS. (a) The Parties may transmit Electronic Interchanges either directly or through third party service providers or networks. Each Party shall be responsible for the costs of any third party service provider with which it contracts and any other costs it incurs in the electronic transmission or receipt of Electronic Interchanges under this Agreem(b) Either Party may modify its election to use, not use, or change a third party service provider upon thirty (30) days prior written notice to the other Pa

4. OBLIGATION TO MAINTAIN RECORDS. Neither Party has an obligation to maintain the storage of data records or other files for the other Pa


5. GENERAL TERMS AND CONDITIONS FOR PURCHASES AND SALES. This Agreement does not express or imply any commitment to purchase or sell goods or services. Where the Parties mutually agree to engage in such transactions using Electronic Commerce, the general terms and conditions for such transactions shall be those contained in the applicable purchase contract


6. SECURITY PROCEDURES AND CONFIDENTIALITY OF USER IDS. (a) Each Party shall adopt and use security procedures that are reasonably sufficient to ensure that all transmissions of Electronic Interchanges are authorized and to protect its business records and data from improper acc

(b) The Parties agree that User IDs are confidential and shall not disclose the other Party's User ID to any unauthorized par

7. TERM AND TERMINATION. This Agreement shall remain in effect until terminated by either Party with not less than [*] days prior written notice; provided, however, that any termination shall not affect the respective obligations or rights of the Parties arising under any Electronic Interchanges or otherwise under this Agreement prior to the effective date of terminat

8. LIMITATION OF DAMAGES. Neither Party shall be liable to the other for any special, incidental, exemplary, or consequential damages arising from or as a result of any delay, omission, or error in the electronic transmission or receipt of any Electronic Interchanges pursuant to this Agreement, even if the other Party has been advised of the possibility of such dama

9. CONTINGENCIES BEYOND A PARTY'S CONTROL. Neither Party shall be liable for any failure to fulfill its obligations under this Agreement if such failure is caused by the occurrence of any contingency beyond its reasonable control, including but not limited to any mechanical, electronic, or communications failure, that prevents it from transmitting or receiving any Electronic Interchan

10. EXPIRATION OF CLAIMS. No action, regardless of form, arising out of this Agreement may be brought by either Party more than [*] after the cause of action has arisen.

11. GOVERNING LAW. This Agreement is governed by the laws of the State [*], U.S.A., excluding its conflict of law rules.

NON-ASSIGNABILITY. This Agreement shall not be assigned or transferred by either Party without the prior written consent of the other Pa

13. ENTIRE AGREEMENT. The
entire understanding between the Parties is incorporated herein and supersedes all prior discussions and agreements between the Parties relating to the subject matter hereto. This Agreement can be modified only by written amendment executed by the Parties, and shall not be supplemented or modified by any course of dealing or trade usa

14. TITLES AND CAPTIONS. All titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend, or describe the scope or intent of its provisi

15. INVALIDITY OF PROVISIONS. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

16. ADDRESSES AND NOTICES. Written notices required or permitted hereunder, shall be deemed given and received when properly posted by registered or certified mail, postage prepaid, first class, in an envelope properly addressed to the addresses set forth in an Appendix to this Agreement, or such other address, as a Party specifies in writing to the other Party.17. AUTHORITY TO SIGN. The individuals signing this Agreement hereby represent and warrant that they are empowered and authorized to sign on behalf of and bind the Party for whom they have signed.


THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.


BROCADE COMMUNICATIONS


--------------------------------
Name:


--------------------------------
Title:


--------------------------------
Date:


COMPAQ COMPUTER CORPORATION



--------------------------------

Name:


--------------------------------
Title:


--------------------------------
Date:

                          ELECTRONIC COMMERCE AGREEMENT
                     BETWEEN COMPAQ COMPUTER CORPORATION AND
                         BROCADE COMMUNICATIONS SYSTEMS


                                   APPENDIX A


This appendix provides for the Electronic Interchange requirements for the specific means of Electronic Commerce as provided.


           31.12 Electronic Data Interchange (EDI) Edifact Standard


The network Compaq will use is [*] or [*].


The Electronic Commerce business partners agree to notify each other when there are unforeseen disruptions in normal process or when changes are about to occur that have the potential of disrupting the use of Electronic Commerce for normal business communications.


A Trading Partner Profile shall be received by Compaq Electronic Commerce Services prior to establishing Seller as an Electronic Commerce Trading Partner.


           31.12.1 Electronic Commerce Transaction Sets


Below are the transaction sets Compaq supports for Purchasing Activities. (Direction is from Compaq's perspective)


Planning Process:


Send [*] -  Planning Schedule(version [*])


Receive [*] - Commit signal (version [*] )


Purchase Order Process


Send [*] - Purchase Order (version [*])


Receive [*]  - Purchase Order Acknowledgment (version [*])


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has bee requested with respect to the omitted portions.

Closed Loop Process


Send [*] - Shipping Schedule (version [*])


Receive [*] - Ship Notice (version [*])


Send and Receive [*] - Inventory Report (version [*])


NOTE: Timeline of implementation of Compaq sending [*] is still to be determined


Return Material Process


Send/Receive [*] - Return Material Notification/Authorization


NOTE:  Timeline of implementation to be determined


All Documents


For all documents, the 997 - Functional Acknowledgment will be used. It should be returned immediately and at the SET level.


           31.13 Electronic Mail


All data transmitted in the form of a business or sales transaction as an obligation from either party through electronic mail must be digitally signed and encrypted using the S/MIME format prior to being transmitted.


           31.14 Internet and World Wide Web


                 31.14.1  Data Security


All data transmitted in the form of a business or sales transaction as an obligation from either party via the Internet or World Wide Web between the parties shall be considered confidential information. Such information shall be transmitted using a secure internet protocol or be encrypted when it is electronically transmitted or stored as files, whether on a user's PC or a network file share and shall remain encrypted unless it is being accessed by the intended recipient.


If Seller does use Company-Sanctioned Encryption due to domestic or local laws, Seller must have direct dial-up lines over which to transmit the decrypted confidential information and shall be responsible for providing adequate protection for the Seller's confidential information.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has bee requested with respect to the omitted portions.

Access to Seller's URL



Seller shall provide Buyer read access to Seller's URL. Seller shall ensure that Buyer has information and access to the most current URL.


             31.14.1.1 CUSTOMS AND EXPORT COMPLIANCE


Encrypted communications between the Parties and affiliates in other countries or suppliers or customers in other countries, whether or not those customers or suppliers are subsidiaries or affiliates of United States firms, are subject to United States export licensing requirements.

                                    EXHIBIT M

                           CHANGE OF CONTROL COMPANIES


                                       [*]


                                       [*]


                                       [*]


                                       [*]


                                       [*]


                                       [*]


                                       [*]


         * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has bee requested with respect to the omitted portions.